
                                                                     EXHIBIT 4.3

                               PNM RESOURCES, INC.

                                       and

                              JPMORGAN CHASE BANK,

                       Purchase Contract Agent and Trustee

                     --------------------------------------

                           PURCHASE CONTRACT AGREEMENT

                     --------------------------------------

                         Dated as of ________ __, _____

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                               Table of Contents

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Article I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............................................    1

     Section 1.01     Definitions.............................................................................    1

     Section 1.02     Compliance Certificates and Opinions....................................................   12

     Section 1.03     Form of Documents Delivered to Purchase Contract Agent..................................   12

     Section 1.04     Acts of Holders; Record Dates...........................................................   13

     Section 1.05     Notices.................................................................................   14

     Section 1.06     Notice to Holders; Waiver...............................................................   15

     Section 1.07     Effect of Headings and Table of Contents................................................   15

     Section 1.08     Successors and Assigns..................................................................   15

     Section 1.09     Separability Clause.....................................................................   15

     Section 1.10     Benefits of Agreement...................................................................   15

     Section 1.11     GOVERNING LAW...........................................................................   15

     Section 1.12     Legal Holidays..........................................................................   15

     Section 1.13     Counterparts............................................................................   16

     Section 1.14     Inspection of Agreement.................................................................   16

     Section 1.15     Appointment of Financial Institution as Agent for the Company...........................   16

     Section 1.16     No Waiver...............................................................................   16

Article II CERTIFICATE FORMS..................................................................................   16

     Section 2.01     Forms of Certificates Generally.........................................................   16

     Section 2.02     Form of Purchase Contract Agent's Certificate of Authentication.........................   17

Article III THE UNITS.........................................................................................   17

     Section 3.01     Amount; Form and Denominations..........................................................   17

     Section 3.02     Rights and Obligations Evidenced by the Certificates....................................   17

     Section 3.03     Execution, Authentication, Delivery and Dating..........................................   18

     Section 3.04     Temporary Certificates..................................................................   19

     Section 3.05     Registration; Registration of Transfer and Exchange.....................................   19

     Section 3.06     Book-Entry Interests....................................................................   20

     Section 3.07     Notices to Holders......................................................................   21

     Section 3.08     Appointment of Successor Depositary.....................................................   21

     Section 3.09     Definitive Certificates.................................................................   21

     Section 3.10     Mutilated, Destroyed, Lost and Stolen Certificates......................................   21

     Section 3.11     Persons Deemed Owners...................................................................   22
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                                       i

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     Section 3.12     Cancellation............................................................................   23

     Section 3.13     Creation of Treasury Units by Substitution of Treasury Securities.......................   23

     Section 3.14     Recreation of Corporate Units...........................................................   25

     Section 3.15     Transfer of Collateral upon Occurrence of Termination Event.............................   26

     Section 3.16     No Consent to Assumption................................................................   26

Article IV THE DEBT SECURITIES AND APPLICABLE OWNERSHIP INTERESTS IN THE TREASURY PORTFOLIO...................   27

     Section 4.01     Interest Payments; Rights To Interest Payments Preserved................................   27

     Section 4.02     Notice and Voting.......................................................................   27

     Section 4.03     Special Event Redemption................................................................   28

Article V THE PURCHASE CONTRACTS..............................................................................   29

     Section 5.01     Purchase of Shares of Common Stock......................................................   29

     Section 5.02     Remarketing; Payment of Purchase Price..................................................   31

     Section 5.03     Issuance of Shares of Common Stock......................................................   37

     Section 5.04     Adjustment of Settlement Rate...........................................................   38

     Section 5.05     Notice of Adjustments and Certain Other Events..........................................   45

     Section 5.06     Termination Event; Notice...............................................................   46

     Section 5.07     Early Settlement........................................................................   46

     Section 5.08     Intentionally Omitted...................................................................   48

     Section 5.09     No Fractional Shares....................................................................   48

     Section 5.10     Charges and Taxes.......................................................................   48

     Section 5.11     Contract Adjustment Payments............................................................   48

Article VI REMEDIES...........................................................................................   53

     Section 6.01     Unconditional Right of Holders to Receive Contract Adjustment Payments and to
                      Purchase Shares of Common Stock.........................................................   53

     Section 6.02     Restoration of Rights and Remedies......................................................   53

     Section 6.03     Rights and Remedies Cumulative..........................................................   53

     Section 6.04     Delay or Omission Not Waiver............................................................   53

     Section 6.05     Undertaking for Costs...................................................................   53

     Section 6.06     Waiver of Stay or Extension Laws........................................................   54

Article VII THE PURCHASE CONTRACT AGENT.......................................................................   54

     Section 7.01     Certain Duties and Responsibilities.....................................................   54

     Section 7.02     Notice of Default.......................................................................   55

     Section 7.03     Certain Rights of Purchase Contract Agent...............................................   55

     Section 7.04     Not Responsible for Recitals or Issuance of Units.......................................   57

                                       ii
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     Section 7.05     May Hold Units..........................................................................   57

     Section 7.06     Money Held in Custody...................................................................   57

     Section 7.07     Compensation and Reimbursement..........................................................   57

     Section 7.08     Corporate Purchase Contract Agent Required; Eligibility.................................   58

     Section 7.09     Resignation and Removal; Appointment of Successor.......................................   58

     Section 7.10     Acceptance of Appointment by Successor..................................................   59

     Section 7.11     Merger, Conversion, Consolidation or Succession to Business.............................   59

     Section 7.12     Preservation of Information; Communications to Holders..................................   60

     Section 7.13     No Obligations of Purchase Contract Agent...............................................   60

     Section 7.14     Tax Compliance..........................................................................   60

Article VIII SUPPLEMENTAL AGREEMENTS..........................................................................   61

     Section 8.01     Supplemental Agreements without Consent of Holders......................................   61

     Section 8.02     Supplemental Agreements with Consent of Holders.........................................   61

     Section 8.03     Execution of Supplemental Agreements....................................................   62

     Section 8.04     Effect of Supplemental Agreements.......................................................   62

     Section 8.05     Reference to Supplemental Agreements....................................................   62

Article IX MERGER, CONVEYANCE, TRANSFER OR LEASE..............................................................   63

     Section 9.01     Covenant not to Consolidate, Merge, Convey, Transfer or Lease Property
                      Except under Certain Conditions.........................................................   63

     Section 9.02     Rights and Duties of Successor Person...................................................   63

     Section 9.03     Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent...........   63

Article X COVENANTS...........................................................................................   64

     Section 10.01    Performance under Purchase Contracts....................................................   64

     Section 10.02    Maintenance of Office or Agency.........................................................   64

     Section 10.03    Company to Reserve Common Stock.........................................................   64

     Section 10.04    Covenants as to Common Stock............................................................   64

     Section 10.05    Statements of Officers of the Company as to Default.....................................   64

     Section 10.06    ERISA...................................................................................   65

     Section 10.07    Tax Treatment...........................................................................   65

Article XI TRUST INDENTURE ACT................................................................................   65

     Section 11.01    Trust Indenture Act; Application........................................................   65

     Section 11.02    List of Holders of Units................................................................   65

     Section 11.03    Reports by the Purchase Contract Agent..................................................   65

     Section 11.04    Periodic Reports to the Purchase Contract Agent.........................................   65

     Section 11.05    Evidence of Compliance with Conditions Precedent........................................   66
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                                      iii

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     Section 11.06    Defaults; Waiver........................................................................   66

     Section 11.07    Purchase Contract Agent's Knowledge of Defaults.........................................   66

     Section 11.08    Direction of Purchase Contract Agent....................................................   66

EXHIBITS

Exhibit A - Form of Corporate Units Certificate

Exhibit B - Form of Treasury Units Certificate

Exhibit C - Instruction to Purchase Contract Agent

Exhibit D - Notice from Purchase Contract Agent to Holders

Exhibit E - Notice to Settle by Separate Cash

Exhibit F - Notice from Purchase Contract Agent to Collateral Agent

         This PURCHASE CONTRACT AGREEMENT dated as of ________ __, ____ is between PNM Resources, Inc., a New Mexico corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, acting as purchase contract agent, attorney-in-fact and trustee for the Holders of Units (as defined herein) from time to time in any one or more of such capacities (the "Purchase Contract Agent").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

         All things necessary to make the Purchase Contracts (as defined herein), when the Certificates (as defined herein) are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company and the Holders, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.

                              W I T N E S S E T H :

         For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; and

                  (d) the following terms have the meanings given to them in this Section 1.01(d):

         "Accounting Event" means the receipt by the audit committee of the Board of Directors of a written report in accordance with Statement on Auditing Standards ("SAS") No. 97, "Amendment to SAS No. 50 -Reports on the Application of Accounting Principles", from the Company's independent auditors, provided at the request of the management of the Company, to the effect that, as a result of a change in accounting rules after the date hereof, the Company must either (i) account for all or any portion of the Purchase Contracts as a derivative under SFAS 133 (or otherwise mark-to-market or measure at fair value all or any portion of the Purchase Contracts, with changes appearing in the Company's income statement) or (ii) account for the Units using the if-converted method under SFAS 128, and that such accounting treatment will cease to apply upon redemption of the Debt Securities.

         "Act" has the meaning, with respect to any Holder, specified in Section 1.02.

         "Adjusted Applicable Market Value" has the meaning specified in Section 5.01(a).

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Market Value" has the meaning specified in Section 5.01(a).

         "Applicable Ownership Interests" shall mean, with respect to a Corporate Unit and the Treasury Portfolio contained in a Corporate Unit, (i) a ___% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to ________ __, _____, and (ii) (x) for the scheduled Payment Date on the Debt Securities that occurs on the Purchase Contract Settlement Date, in the case of a Successful Remarketing prior to the Final Remarketing Date, or (y) for each scheduled Payment Date on the Debt Securities that occurs after the Special Event Redemption Date to and including the Purchase Contract Settlement Date, in the case of a Special Event Redemption, a ___% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to the business day immediately preceding such scheduled Payment Date.

         "Applicable Principal Amount" means the aggregate principal amount of the Debt Securities that are components of Corporate Units.

         "Applicants" has the meaning specified in Section 7.12(b).

         "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

         "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

         "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

         "Book-Entry Interest" means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

         "Business Day" or "business day" means any day other than a Saturday or Sunday or any other day on which banking institutions and trust companies in New York City (in the State of New York) are permitted or required by applicable law to close.

         "Cash Merger" has the meaning specified in Section 5.04(b)(ii).

         "Cash Merger Early Settlement" has the meaning specified in Section 5.04(b)(ii).

         "Cash Merger Early Settlement Date" has the meaning specified in
Section 5.04(b)(ii).

         "Cash Settlement" has the meaning specified in Section 5.02(b)(i).

         "Certificate" means a Corporate Units Certificate or a Treasury Units Certificate.

         "Closing Price" has the meaning specified in Section 5.01(a).

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Collateral Account" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Collateral Agent" means JPMorgan Chase Bank, a New York banking corporation, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

         "Collateral Substitution" means (i) with respect to a Corporate Unit,
(x) the substitution for the Pledged Debt Securities included in such Corporate Unit by Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Pledged Debt Securities, or (y) the substitution for the Pledged Applicable Ownership Interests in the Treasury Portfolio included in such Corporate Unit by Treasury Securities in an aggregate principal amount equal to such Pledged Applicable Ownership Interests in the Treasury Portfolio, or (ii) with respect to a Treasury Unit, (x) the substitution for the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interests in the Treasury Portfolio has not replaced the Debt Securities as a component of the Corporate Unit) by Debt Securities in an aggregate principal amount equal to the aggregate principal amount at stated maturity of the Pledged Treasury Securities, or (y) the substitution for the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interests in the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Unit) by the appropriate Applicable Ownership Interests in the Treasury Portfolio.

         "Common Stock" means the Common Stock, no par value per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

         "Constituent Person" has the meaning specified in Section 5.04(b)(i).

         "Contract Adjustment Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract issued in connection with Corporate Units and Treasury Units, equal to ___% per annum of the Stated Amount computed on the basis of a 360-day year of twelve 30-day months.

         "Corporate Trust Office" means the principal corporate trust office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 4 New York Plaza, 15th Floor, New York, New York 10004,
Telecopy: 212-623-6167, Attention: Institutional Trust Services.

         "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of the Debt Securities or an appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, subject in each case (except for the appropriate Applicable Ownership Interests specified in clause (ii) of the definition of such term) to the Pledge thereof, and the related Purchase Contract.

         "Corporate Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

         "Coupon Rate" means the percentage rate per annum at which each Debt Security will bear interest.

         "Current Market Price" has the meaning specified in Section 5.04(a)(viii).

         "Custodial Agent" means JPMorgan Chase Bank, a New York banking corporation, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

         "Debt Securities" means the series of debt securities designated the ___% Notes due ________ __, _____ to be issued by the Company under the Indenture as of the date hereof.

         "Depositary" means a "clearing agency" registered under Section 17A of the Exchange Act that is designated to act as Depositary for the Units as contemplated by Sections 3.06 and 3.08.

         "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

         "DTC" means The Depository Trust Company.

         "Early Settlement" has the meaning specified in Section 5.07(a).

         "Early Settlement Amount" has the meaning specified in Section 5.07(b).

         "Early Settlement Date" has the meaning specified in Section 5.07(b).

         "Early Settlement Rate" has the meaning specified in Section 5.07(c).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Expiration Date" has the meaning specified in Section 1.04(e).

         "Expiration Time" has the meaning specified in Section 5.04(a)(vi).

         "Failed Final Remarketing" has the meaning specified in Section 5.02(c)(iii).

         "Failed Initial Remarketing" has the meaning specified in Section 5.02(a)(i).

         "Failed Remarketing" shall mean a Failed Initial Remarketing or a Failed Final Remarketing.

         "Final Remarketing" has the meaning specified in Section 5.02(c)(i).

         "Final Remarketing Date" has the meaning specified in Section
5.02(c)(i).

         "Final Remarketing Fee" has the meaning specified in Section
5.02(c)(ii).

         "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof.

         "Holder" means, with respect to a Unit, the Person in whose name the Unit evidenced by a Certificate is registered in the Security Register; provided, however, that solely for the purpose of determining whether the Holders of the requisite number of Units have voted on any matter (and not for any other purpose hereunder), if the Unit remains in the form of one or more Global Certificates and if the Depositary that is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Units are credited on the record date, the term "Holder" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

         "Indemnitee" has the meaning as specified in Section 7.07(c).

         "Indenture" means the Indenture, dated as of ________ __, _____, between the Company and the Indenture Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented an officers' certificate pursuant to which the Debt Securities will be issued.

         "Indenture Trustee" means JPMorgan Chase Bank, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

         "Initial Remarketing" has the meaning specified in Section 5.02(a)(i).

         "Initial Remarketing Date" means the third Business Day immediately preceding ________ __, _____.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by (i) either its Chief Executive Officer, its President or one of its Vice Presidents, and (ii) either its Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent.

         "non-electing share" has the meaning specified in Section 5.04(b)(i).

         "NYSE" has the meaning specified in Section 5.01(a).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an

Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Purchase Contract Agent; provided, that an Assistant Treasurer or Assistant Secretary need not be an officer of the Company under the Company's Bylaws.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company or an Affiliate (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An Opinion of Counsel may rely on certificates as to matters of fact.

         "Outstanding Units" means, with respect to any Unit and as of the date of determination, all Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                  (i) if a Termination Event has occurred, (x) Corporate Units for which the underlying Debt Securities or Applicable Ownership Interests in the Treasury Portfolio have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Units and (y) Treasury Units for which Treasury Securities have been deposited with the Purchase Contract Agent for the Holders of such Treasury Units;

                  (ii) Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                  (iii) Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Units, except that, in determining whether the Purchase Contract Agent shall be authorized and protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Units so owned that have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

         "Payment Date" means each ___________,___________,___________ and
___________ of each year, commencing ________ __, _____.

         "Permitted Investments" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

         "Pledge" means the pledge under the Pledge Agreement of the Debt Securities, the Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, in each case constituting a part of the Units (it being understood that the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio shall not be subject to the Pledge).

         "Pledge Agreement" means the Pledge Agreement, dated as the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units, as amended from time to time.

         "Pledged Applicable Ownership Interests" has the meaning specified in
Section 1.01(d) of the Pledge Agreement.

         "Pledged Debt Securities" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Pledged Treasury Securities" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Predecessor Certificate" means a Predecessor Corporate Units Certificate or a Predecessor Treasury Units Certificate.

         "Predecessor Corporate Units Certificate" of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Units Certificate.

         "Predecessor Treasury Units Certificate" of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

         "Primary Treasury Dealer" shall mean a primary U.S. government securities dealer in New York City.

         "Proceeds" has the meaning specified in Section 1.01(d) of the Pledge Agreement.

         "Prospectus" means the prospectus relating to the delivery of shares of any securities in connection with an Early Settlement pursuant to Section 5.07 or a Cash Merger Early Settlement of Purchase Contracts pursuant to Section 5.04(b)(ii), in the form in which first filed, or transmitted for filing, with the Securities and Exchange Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.

         "Purchase Contract" means, with respect to any Unit, the contract forming a part of such Unit and obligating the Company to (i) sell, and the Holder of such Unit to purchase, shares of Common Stock and (ii) pay the Holder thereof Contract Adjustment Payments, if any, in each case, on the terms and subject to the conditions specified in Article V hereof.

         "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

         "Purchase Contract Settlement Date" means ________ __, _____.

         "Purchase Contract Settlement Fund" has the meaning specified in
Section 1.03.

         "Purchase Price" has the meaning specified in Section 5.01(a).

         "Purchased Shares" has the meaning specified in Section 5.04(a)(vi)(B).

         "Put Right" means the right of Holders of Separate Debt Securities and Holders of Debt Securities that are a component of Corporate Units, if there has not been a Successful Remarketing prior to the Purchase Contract Settlement Date, to require the Company to purchase their Debt Securities, on the Purchase Contract Settlement Date, at a price per Debt Security equal to $____ plus accrued and unpaid interest to but excluding the Purchase Contract Settlement Date.

         "Quotation Agent" means any Primary Treasury Dealer selected by the Company.

         "Record Date" for any distribution and Contract Adjustment Payment payable on any Payment Date means, as to any Global Certificate or any other Certificate, the first business day of the calendar month in which the relevant Payment Date falls; provided that the Company may, at its option, select any other day as the Record Date for any Payment Date so long as such Record Date selected is more than one Business Day but less than 60 Business Days prior to such Payment Date (and which shall correspond to the related record date for the Debt Securities).

         "Redemption Amount" means, for each Debt Security, an amount equal to the product of the principal amount of that Debt Security and a fraction, the numerator of which is the Treasury Portfolio Purchase Price and the denominator of which is the Applicable Principal Amount.

         "Redemption Price" means, for each Debt Security, the Redemption Amount plus any accrued and unpaid interest on such Debt Security to but excluding the Special Event Redemption Date.

         "Reference Dealer" means a dealer engaged in trading of convertible securities.

         "Reference Price" has the meaning specified in Section 5.01(a)(ii).

         "Registration Statement" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of any securities in connection with an Early Settlement on the Early Settlement Date or a Cash Merger Early Settlement of Purchase Contracts on the Cash Merger Early Settlement Date under Section 5.04(b)(ii), including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

         "Remarketing" means the remarketing of the Debt Securities by the Remarketing Agent pursuant to the Remarketing Agreement.

         "Remarketing Agent" has the meaning set forth in the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement, dated as of ________ __, _____ among the Company, ___________, as Remarketing Agent and the Purchase Contract Agent, as amended from time to time.

         "Remarketing Date" means the Initial Remarketing Date or the Final Remarketing Date.

         "Remarketing Fee" has the meaning specified in Section 5.02(a)(i).

         "Remarketing Per Debt Security Price" means the Treasury Portfolio Purchase Price divided by the number of Debt Securities held as components of Corporate Units and remarketed in the Initial Remarketing or the Final Remarketing, as the case may be.

         "Reorganization Event" has the meaning specified in Section 5.04(b)(i).

         "Reset Rate" means the interest rate per annum on the Debt Securities
(i) in the case of a Successful Remarketing prior to the Final Remarketing Date, as determined by the Remarketing Agent as necessary to remarket the remarketed Debt Securities at a price per remarketed debt security such that the aggregate price for the remarketed Debt Securities is equal to approximately 100.50% of the sum of the Treasury Portfolio Purchase Price and Separate Debt Securities Purchase Price, and (ii) in the case of a Successful Remarketing on the Final Remarketing Date, as the rate necessary to remarket the remarketed Debt Securities at a price per remarketed debt security such that the aggregate price for the remarketed Debt Securities is equal to approximately 100.50% of the aggregate principal amount of the remarketed Debt Securities; provided that if there are no Corporate Units outstanding and none of the Holders elect to have Separate Debt Securities held by them remarketed, or in the case of a Failed Remarketing, the interest rate payable on the Debt Securities will not be reset and the interest rate payable on the Debt Securities shall continue to be the Coupon Rate; provided further that in no event shall the Reset Rate exceed the maximum rate, if any, permitted by applicable law.

         "Responsible Officer" means, with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent assigned by the Purchase Contract Agent to administer its corporate trust matters.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Securities Intermediary" means JPMorgan Chase Bank, a New York banking corporation, as Securities Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Securities Intermediary" shall mean such successor or any subsequent successor who is appointed pursuant to the Pledge Agreement.

         "Security Register" and "Securities Registrar" have the respective meanings specified in Section 3.05.

         "Senior Indebtedness" means indebtedness of any kind of the Company unless the instrument under which such indebtedness is incurred expressly provides that it is on a parity in right of payment with or subordinate in right of payment to the Contract Adjustment Payments.

         "Separate Debt Securities" means Debt Securities that are no longer a component of Corporate Units.

         "Separate Debt Securities Purchase Price" means the amount in cash equal to the Remarketing Per Debt Security Price multiplied by the number of Separate Debt Securities remarketed in the Initial Remarketing.

         "Settlement Rate" has the meaning specified in Section 5.01(a).

         "Special Event" means [either an Accounting Event or] a Tax Event.

         "Special Event Redemption" means the redemption of the Debt Securities pursuant to the Indenture following the occurrence of a Special Event.

         "Special Event Redemption Date" means the date upon which a Special Event Redemption is scheduled to occur pursuant to the Indenture.

         "Stated Amount" means $_____, which is equal to the stated amount of a Corporate Unit and the face amount of a Treasury Unit.

         "Successful Final Remarketing" has the meaning specified in Section 5.02(c)(ii).

         "Successful Initial Remarketing" has the meaning specified in Section 5.02(a)(i).

         "Successful Remarketing" means a Successful Initial Remarketing or a Successful Final Remarketing.

         "Tax Event" means the receipt by the Company of an opinion of counsel, rendered by a law firm having a recognized national law practice, to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative decision, pronouncement, judicial decision or action interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the date hereof, there is more than an insubstantial increase in the risk that interest payable by the Company on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes.

         "Termination Date" means the date, if any, on which a Termination Event occurs.

         "Termination Event" means the occurrence of any of the following events:

                  (iv) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or state law and if such judgment, decree or order shall have been entered more than 60 days prior to the

         Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                  (v) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the termination or liquidation of its affairs, shall have been entered and if such judgment, decree or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                  (vi) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         "Threshold Appreciation Price" has the meaning specified in Section 5.01(a).

         "TIA" means the Trust Indenture Act of 1939, as amended, or any successor.

         "Trading Day" has the meaning specified in Section 5.01(a).

         "Trailing 12 Month Period" has the meaning specified in Section 5.04(a)(v).

         "Treasury Portfolio" means a portfolio of (i) U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to ________ __, _____ in an aggregate amount equal to the Applicable Principal Amount, and
(ii) (x) in the case of a Successful Remarketing prior to the Final Remarketing Date, for the scheduled Payment Date on the Debt Securities that occurs on the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to ________ __, _____ in an aggregate amount at maturity equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on the Purchase Contract Settlement Date on the Applicable Principal Amount, and (y) in the case of a Special Event Redemption, for each scheduled Payment Date that occurs after the Special Event Redemption Date to and including the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to the business day immediately preceding such scheduled Payment Date in an aggregate amount at maturity equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on such scheduled Payment Date on the Applicable Principal Amount.

         "Treasury Portfolio Purchase Price" means the lowest aggregate ask-side price quoted by a Primary Treasury Dealer to the Quotation Agent between 9:00 a.m. and 11:00 a.m. (New York City time) (i) in the case of a Special Event Redemption, on the third Business Day immediately preceding the Special Event Redemption Date for the purchase of the applicable Treasury Portfolio for settlement on the Special Event Redemption Date, and (ii) in the case of any Successful Remarketing prior to the Final Remarketing Date, on the date of such Successful Remarketing for the purchase of the applicable Treasury Portfolio for settlement on the third Business Day immediately following the date of such Successful Remarketing.

         "Treasury Securities" means zero-coupon U.S. treasury securities that mature on ________ __, _____ (CUSIP No. __________).

         "Treasury Unit" means, following the substitution of Treasury Securities for Pledged Debt Securities or for the Pledged Applicable Ownership Interests in the Treasury Portfolio as collateral to secure a Holder's obligations under a Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

         "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

         "Underwriters" means the underwriters identified in Schedule I to the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement, dated ________ __, _____, among the Company and the Underwriters, relating to the issuance of Corporate Units by the Company.

         "Unit" means a Corporate Unit or a Treasury Unit, as the case may be.

         "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.02 Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action under any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officers' Certificate provided for in Section 10.05) shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1.03 Form of Documents Delivered to Purchase Contract Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 1.04 Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

                  (c) The ownership of Units shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Certificate evidencing such Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Units in the manner set forth in Section 1.04

         With respect to any record date set pursuant to this Section 1.04(e), the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Units in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Section 1.05 Notices. Any notice, consent, waiver, communication or Act of Holders is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:

                  (a) the Purchase Contract Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Agent at JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, Telecopy:
212-623-6167, Attention: Institutional Trust Services, or at any other address previously furnished in writing by the Agent to the Holders and the Company;

                  (b) the Company by the Purchase Contract Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Company at PNM Resources, Inc., Alvarado Square, Albuquerque, New Mexico 87158, Telecopy: (505) 241-2368, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Agent by the Company, with a copy to Keleher & McLeod, P.A., 414 Silver Avenue, S.W., Albuquerque, New Mexico 87103, Attention:
Charles L. Moore, Esq.;

                  (c) the Collateral Agent by the Purchase Contract Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Collateral Agent at JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, Telecopy: 212-623-6167, Attention:
Institutional Trust Services, or at any other address previously furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

                  (d) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Indenture Trustee at

JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004,
Telecopy: 212-623-6167, Attention: Institutional Trust Services, or at any other address previously furnished in writing by the Indenture Trustee to the Company. The Purchase Contract Agent shall send to the Indenture Trustee at the telecopier number set forth above a copy of any notices in the form of Exhibits C, D, E or F it sends or receives.

         Section 1.06 Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

         Section 1.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.08 Successors and Assigns. All covenants and agreements in this Agreement by the Company and the Purchase Contract Agent shall bind their respective successors and assigns, whether so expressed or not.

         Section 1.09 Separability Clause. In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

         Section 1.10 Benefits of Agreement. Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

         Section 1.11 GOVERNING LAW. THIS AGREEMENT AND THE UNITS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD REQUIRE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

         Section 1.12 Legal Holidays. In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Contract Adjustment Payments or other distributions shall not be paid on such date, but Contract Adjustment Payments or such other distributions shall be paid on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or to any Holder for the period from and after any such Payment Date. In any case where the Purchase Contract Settlement Date or any Early Settlement Date or Cash Merger Early Settlement Date shall not be a

Business Day (notwithstanding any other provision of this Agreement or the Units), Purchase Contracts shall not be performed and Early Settlement and Cash Merger Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement or Cash Merger Early Settlement shall be effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as applicable.

         Section 1.13 Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         Section 1.14 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

         Section 1.15 Appointment of Financial Institution as Agent for the Company. The Company may appoint a financial institution (which may be the Collateral Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof.

         Any such appointment shall not relieve the Company in any way from its obligations hereunder.

         Section 1.16 No Waiver. No failure on the part of the Company, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                   ARTICLE II

                                CERTIFICATE FORMS

         Section 2.01 Forms of Certificates Generally. The Certificates (including the form of Purchase Contract forming part of each Unit evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of Certificates evidencing Corporate Units) or Exhibit B hereto (in the case of Certificates evidencing Treasury Units), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         The definitive Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any manner as determined by the officers of the Company executing the Units evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof. Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         Section 2.02 Form of Purchase Contract Agent's Certificate of Authentication. The form of the Purchase Contract Agent's certificate of authentication of the Units shall be in substantially the form set forth on the form of the applicable Certificates.

                                  ARTICLE III

                                   THE UNITS

         Section 3.01 Amount; Form and Denominations. The aggregate number of Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to _____________ (or _____________ if the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.04, 3.05, 3.09, 3.10, 3.13, 3.14 or 8.05.

         The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

         Section 3.02 Rights and Obligations Evidenced by the Certificates. Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing (1) the ownership by the Holder thereof of a beneficial interest in a Debt Security or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, subject to the Pledge of such Debt Security or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit, to pledge, pursuant to the Pledge Agreement, the Debt Security or the

Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, forming a part of such Corporate Unit, to the Collateral Agent for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Debt Security or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock. Upon the formation of a Treasury Unit pursuant to Section 3.13, each Treasury Unit Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of a ___ undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such interest by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract.

         The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit, to pledge, pursuant to the Pledge Agreement, such Holder's interest in the Treasury Security forming a part of such Treasury Unit to the Collateral Agent, for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Treasury Security to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

         Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Unit to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a stockholder of the Company.

         Section 3.03 Execution, Authentication, Delivery and Dating. Subject to the provisions of Section 3.13 and Section 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

         The Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President, its Treasurer, or one of its Vice Presidents or by any other officer or employee of the Company who is authorized by a Board Resolution to execute the Certificates on behalf of the Company. The signature of any of these officers on the Certificates may be manual or facsimile.

         Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contract evidenced by such Certificate. Each Certificate shall be dated the date of its authentication. No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 3.04 Temporary Certificates. Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Units as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Certificates.

         Section 3.05 Registration; Registration of Transfer and Exchange. The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the "Security Registrar"). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Corporate Units and Treasury Units.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units or Treasury Units, as the case may be.

         At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations under this Agreement as the

Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.04, 3.06 and 8.05 not involving any transfer.

         Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest to occur of any Early Settlement Date with respect to such Certificate, any Cash Merger Early Settlement Date with respect to such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                  (i) if the Purchase Contract Settlement Date (including upon any Cash Settlement) or an Early Settlement Date or a Cash Merger Early Settlement Date with respect to such other Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such other Certificate; or

                  (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Debt Securities, the Treasury Securities, or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article V hereof.

         Section 3.06 Book-Entry Interests. The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

                  (i) the provisions of this Section 3.06 shall be in full force and effect;

                  (ii) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including, without limitation, making Contract Adjustment Payments, if any, and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

                  (iii)    to the extent that the provisions of this Section
         3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

                  (iv) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants. The Depositary will make book entry transfers among Depositary Participants and receive and transmit payments of Contract Adjustment Payments to such Depositary Payments. Transfers of securities evidenced by Global Certificates shall be made through the facilities of the Depositary, and any cancellation of, or increase or decrease in the number of, such securities (including the creation of Treasury Units and the recreation of Corporate Units pursuant to Sections 3.13 and 3.14, respectively) shall be accomplished by making appropriate annotations on the Schedule of Increases and Decreases for such Global Certificate.

         Section 3.07 Notices to Holders. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

         Section 3.08 Appointment of Successor Depositary. If the Depositary elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

         Section 3.09 Definitive Certificates. If:

                  (i) the Depositary notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Units and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice; or

                  (ii) the Depositary ceases to be a "clearing agency" registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed pursuant to
         Section 3.08 within 90 days after such notice; or

                  (iii) the Company determines in its discretion that the Global Certificates shall be exchangeable for definitive Certificates, then (x) definitive Certificates shall be prepared by the Company with respect to such Units and delivered to the Purchase Contract Agent and
         (y) upon surrender of the Global Certificates representing the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be authorized and protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Units of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

         Section 3.10 Mutilated, Destroyed, Lost and Stolen Certificates. If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding. If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date with respect to such lost or mutilated Certificate, any Cash Merger Early Settlement Date with respect to such lost or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                  (i) if the Purchase Contract Settlement Date or Early Settlement Date or Cash Merger Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate; or

                  (ii) if a Cash Settlement with respect to such lost or mutilated Certificate or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Debt Securities, the Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article V hereof.

         Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other fees and expenses (including, without limitation, the fees and expenses of the Purchase Contract Agent) connected therewith.

         Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 3.11 Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby for purposes of (subject to any applicable record date) any payment or distribution on the Debt Securities or on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio (if any), as applicable, payment of Contract Adjustment Payments and performance of the Purchase Contracts and for all other purposes whatsoever in connection with such Units, whether or not such payment, distribution, or performance shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary. Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate, or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate. None of the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.12 Cancellation. All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date or upon the transfer of Debt Securities, or for delivery of the appropriate Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to a Cash Settlement, an Early Settlement or a Cash Merger Early Settlement, or upon the registration of transfer or exchange of a Unit, or a Collateral Substitution or the recreation of Corporate Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent along with appropriate written instructions regarding the cancellation thereof and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon an Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices. If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or with appropriate written instructions regarding the cancellation thereof.

         Section 3.13 Creation of Treasury Units by Substitution of Treasury Securities. Unless the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder may, at any time from and after the date of this Agreement and prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, effect a Collateral Substitution and separate the Debt Securities from the related Purchase Contracts in respect of such Holder's Corporate Units by substituting for such Debt Securities, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Debt Securities; provided that Holders may make Collateral Substitutions only in integral multiples of ___ Corporate Units. To effect such substitution, the Holder must:

         (1) deposit with the Securities Intermediary Treasury Securities having an aggregate principal amount at maturity equal to the aggregate principal amount of the Debt Securities comprising part of such Corporate Units; and

         (2) transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has deposited the relevant amount of Treasury Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Debt Securities underlying such Corporate Units, whereupon the Purchase Contract Agent shall promptly give such instruction to such effect to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement. Upon receipt of the Treasury Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such Debt Securities from the Pledge, free and clear of the Company's security interest therein, and the transfer of such Debt Securities to the Purchase Contract Agent on behalf of the Holder. Upon receipt of such Debt Securities, the Purchase Contract Agent shall promptly:

                  (i)      cancel the related Corporate Units;

                  (ii) transfer the Debt Securities to the Holder (such Debt Securities shall be tradeable as a separate security, independent of the resulting Treasury Units); and

                  (iii) authenticate, execute on behalf of such Holder and deliver Treasury Units in book-entry form or, if applicable, in the form of a Treasury Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

         Holders who elect to separate the Debt Securities from the related Purchase Contracts and to substitute Treasury Securities for such Debt Securities shall be responsible for any fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent for its services as Collateral Agent) in respect of the substitution, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

         If the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units and subject to the conditions set forth in this Agreement, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio included in such Corporate Units, but only in integral multiples of ______ Corporate Units. In such an event, the Holder shall transfer Treasury Securities having an aggregate principal amount at maturity equal to the aggregate Stated Amount of the Purchase Contracts underlying such Corporate Units to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio in the manner set forth above.

         In the event a Holder making a Collateral Substitution pursuant to this
Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Securities Intermediary, any distributions on the Debt Securities or Applicable Ownership Interests in the Treasury Portfolio constituting a part of such Corporate Units shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

         Except as described in Section 5.02 or in this Section 3.13 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Debt Securities or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

         Section 3.14 Recreation of Corporate Units. Unless the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder of Treasury Units may recreate Corporate Units at any time on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that Holders of Treasury Units may only recreate Corporate Units in integral multiples of __ Treasury Units. To recreate Corporate Units, the Holder must:

         (1) transfer to the Securities Intermediary Debt Securities having an aggregate principal amount equal to the aggregate principal amount at stated maturity of the Treasury Securities comprising part of the Treasury Units; and

         (2) transfer the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Debt Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement. Upon receipt of the Debt Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of the Treasury Securities having a corresponding aggregate principal amount at maturity from the Pledge, free and clear of the Company's security interest therein, and the transfer thereof to the Purchase Contract Agent on behalf of the Holder. Upon receipt of such Treasury Securities, the Purchase Contract Agent shall promptly:

                  (i)      cancel the related Treasury Units;

                  (ii)     transfer the Treasury Securities to the Holder; and

                  (iii) authenticate, execute on behalf of such Holder and deliver Corporate Units in book-entry form or, if applicable, in the form of a Corporate Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

         Holders who elect to recreate Corporate Units shall be responsible for any fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent for its services as Collateral Agent) in respect of the recreation, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

         If the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, a Holder of Treasury Units may at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date substitute the Applicable Ownership Interests in the Treasury Portfolio in an amount such that the aggregate principal amount at maturity of the portion of such Applicable Ownership Interests specified in clause (i) of the definition of such term is equal to the aggregate Stated Amount of the Purchase Contract underlying such Treasury Units, for Treasury Securities, but only in multiples of _____ Treasury Units. In such an event, the Holder shall transfer the appropriate Applicable Ownership Interests in the Treasury Portfolio to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder Treasury Securities in the manner set forth above.

         Except as provided in Section 5.02 or in this Section 3.14 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the _____ of a Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

         Section 3.15 Transfer of Collateral upon Occurrence of Termination Event. Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the Debt Securities, the appropriate Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Corporate Units and the Treasury Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such Debt Securities, the appropriate Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Security Register.

         Upon book-entry transfer of the Corporate Units or the Treasury Units or delivery of a Corporate Units Certificate or Treasury Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Debt Securities, the appropriate Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, the Debt Securities, the appropriate Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

                  (i) the transfer of such Corporate Units or Treasury Units or surrender of the Corporate Units Certificate or Treasury Units Certificate or the receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Corporate Units Certificate or Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

                  (ii) the expiration of the time period specified in the abandoned property laws of the relevant State in which the Purchase Contract Agent holds such property.

         Section 3.16 No Consent to Assumption. Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee in bankruptcy, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV

                       THE DEBT SECURITIES AND APPLICABLE
                  OWNERSHIP INTERESTS IN THE TREASURY PORTFOLIO

         Section 4.01 Interest Payments; Rights To Interest Payments Preserved. Any payment of interest on any Debt Security or on the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Debt Security or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forms a part is registered at the close of business on the Record Date for such Payment Date.

         Each Corporate Units Certificate evidencing Debt Securities or the appropriate Applicable Ownership Interests in the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the right to accrued and unpaid interest or distributions, and to accrue future interest or distributions, which were carried by the Debt Securities or the appropriate Applicable Ownership Interests in the Treasury Portfolio underlying such other Corporate Units Certificate.

         In the case of any Corporate Unit with respect to which (A) Cash Settlement of the underlying Purchase Contract is properly effected pursuant to
Section 5.02(b) or Section 5.02(e) hereof, (B) Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.07 hereof, (C) Cash Merger Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04(b)(ii) hereof, (D) a Collateral Substitution is properly effected pursuant to Section 3.13, or (E) a Successful Initial Remarketing occurs with respect to the Debt Security that is part of such Corporate Unit, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, interest on the Debt Securities or distributions with respect to the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Corporate Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Cash Merger Early Settlement, Collateral Substitution or Successful Initial Remarketing, and such payment or distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding paragraph, in the case of any Corporate Units with respect to which Cash Settlement, Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, payment of interest on the related Debt Securities or distributions with respect to the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that would otherwise be payable or made after the Purchase Contract Settlement Date, Early Settlement Date, Cash Merger Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Corporate Units; provided, however, that to the extent that such Holder continues to hold Separate Debt Securities or Applicable Ownership Interests in the Treasury Portfolio that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive the payment of interest on such Separate Debt Securities or distributions on the Applicable Ownership Interests in the Treasury Portfolio.

         Section 4.02 Notice and Voting. Under and subject to the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debt Securities, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Debt Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Debt Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first-class, postage pre-paid, to the Holders of Corporate Units a notice:

                  (i) containing such information as is contained in the notice or solicitation;

                  (ii) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debt Securities, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Debt Securities underlying their Corporate Units; and

                  (iii) stating the manner in which such instructions may be given.

         Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Debt Securities, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Debt Securities underlying such Corporate Unit. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Debt Securities.

         The Holders of Corporate Units and Treasury Units shall have no voting or other rights in respect of Common Stock.

         Section 4.03 Special Event Redemption. (a) If the Company elects to redeem the Debt Securities on any Payment Date following the occurrence of a Special Event as permitted by the Indenture, it shall notify the Collateral Agent in writing that a Special Event has occurred and that it intends to redeem the Debt Securities on the Special Event Redemption Date. On the Special Event Redemption Date, the Collateral Agent shall surrender the Pledged Debt Securities to the Indenture Trustee against delivery of an amount equal to the aggregate Redemption Price for such Pledged Debt Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the aggregate Redemption Amount of such funds to purchase on behalf of the Holders of Corporate Units the Treasury Portfolio and promptly remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

               (b) Upon the occurrence of a Special Event Redemption, (i) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be substituted as Collateral for the Pledged Debt Securities and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Corporate Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Corporate Unit, (ii) the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio will be transferred to the Purchase Contract Agent for the benefit of the Holders of such Corporate Units, (iii) the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) as the Holders of Corporate Units and the Collateral Agent had in respect of the Debt Securities, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement, and (iv) any reference herein to the Debt Securities shall be deemed to be a reference to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio for Debt Securities as Collateral.

               (c) The Holders of Separate Debt Securities shall directly receive the Redemption Price for the Separate Debt Securities.

                                   ARTICLE V

                             THE PURCHASE CONTRACTS

         Section 5.01 Purchase of Shares of Common Stock. (a) Each Purchase Contract shall obligate the Holder of the related Units to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock (subject to Section 5.09) equal to the Settlement Rate unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

                  (i) If the Adjusted Applicable Market Value (as defined below) is greater than or equal to $____ (the "Threshold Appreciation Price"), ____ shares of Common Stock per Purchase Contract;

                  (ii) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $____ (the "Reference Price"), the number of shares of Common Stock per Purchase Contact having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value;

                  (iii) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ____ shares of Common Stock per Purchase Contract; in each case subject to adjustment as provided in
         Section 5.04 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date, subject to adjustments set forth under Section 5.04 hereof.

         The "Adjusted Applicable Market Value" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv),
(v), (vi), (vii) or (x) of Section 5.04(a), the Applicable Market Value, and
(ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a), the Applicable Market Value multiplied by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) and the denominator shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

         The "Closing Price" per share of Common Stock on any date of determination means:

                  (i) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (ii) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which the Common Stock is so listed;

                  (iii) if the Common Stock is not so listed on a United States national or regional securities exchange, the last reported sale price per share as reported by The Nasdaq National Market, Inc.;

                  (iv) if the Common Stock is not so reported by the Nasdaq National Market, Inc., the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (v) if the bid price referred to in clause (iv) is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for purposes of determining the Closing Price.

         A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               (b) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance of such Unit:

                  (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including, without limitation, the execution of Certificates on behalf of such Holder);

                  (ii) agrees to be bound by the terms and provisions thereof;

                  (iii) covenants and agrees to perform its obligations under such Purchase Contract for so long as such Holder remains a Holder of a Corporate Unit or a Treasury Unit;

                  (iv)     consents to the provisions hereof;

                  (v) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf and in its name as its attorney-in-fact;

                  (vi) consents to, and agrees to be bound by, the Pledge of such Holder's right, title and interest in and to the Collateral Account, including the Debt Securities and the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement; and

                  (vii) for United States federal, state and local income and franchise tax purposes, agrees to (i) treat an acquisition of the Corporate Units as an acquisition of the Debt Security and Purchase Contract constituting the Corporate Units, (ii) treat the Debt Securities as indebtedness of the Company and (iii) treat itself as the owner of the applicable interest in the Collateral Account, including the Debt Securities and the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of such term) or the Treasury Securities, provided that upon a Termination Event, the rights of the Holder of such Units under the Purchase Contract may be enforced without regard to any other rights or obligations.

               (c) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, further covenants and agrees that to the extent and in the manner provided in Section 5.02 hereof and the provisions of the Pledge Agreement, but subject to the terms thereof, Proceeds of the Debt Securities, the Treasury Securities or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, on the Purchase Contract Settlement Date, shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

               (d) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent) by the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificate so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Section 5.02 Remarketing; Payment of Purchase Price. (a)(i) Unless a Special Event Redemption has occurred prior to the Initial Remarketing Date, the Company shall engage the Remarketing Agent pursuant to the Remarketing Agreement for Remarketing the Debt Securities. By 11:00 a.m. (New York City time) on the second Business Day immediately preceding the Initial Remarketing Date, the Purchase Contract Agent shall notify the Remarketing Agent of the aggregate principal amount of Pledged Debt Securities, and the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of Separate Debt Securities (if any) that are to be remarketed pursuant to clause (ii) below. Concurrently, the Custodial Agent, pursuant to the terms of the Pledge Agreement, will present for Remarketing the Pledged Debt Securities, and the Custodial Agent, pursuant to clause (ii) below, will present for Remarketing the Separate Debt Securities to the Remarketing Agent. Upon receipt of such notice from the Purchase Contract Agent and Custodial Agent, and the Pledged Debt Securities and Separate Debt Securities (if any) from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) (the "Initial Remarketing") such Pledged Debt Securities and Separate Debt Securities on such date at a price of approximately 100.50% of the sum of the Treasury Portfolio Purchase Price plus the Separate Debt Securities Purchase Price. If the Remarketing Agent is able to remarket the Pledged Debt Securities and Separate Debt Securities at a price equal to or greater than 100.50% of the Treasury Portfolio Purchase Price plus the Separate Debt Securities Purchase Price (a "Successful Initial Remarketing"), the Collateral Agent shall, in accordance with the Pledge Agreement, cause the Securities Intermediary to transfer the Pledged Debt Securities upon confirmation of deposit by the Remarketing Agent of the proceeds of such Successful Remarketing in the Collateral Account, and the portion of the proceeds from such Successful Initial Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. The Remarketing Agent may deduct as a remarketing fee (the "Remarketing Fee") an amount not exceeding ___ basis points (___%) of the sum of the Treasury Portfolio Purchase Price plus the Separate Debt Securities Purchase Price in excess of the Treasury Portfolio Purchase Price. With respect to Pledged Debt Securities, any proceeds of the Initial Remarketing in excess of the sum of the

Treasury Portfolio Purchase Price plus the Remarketing Fee with respect to such Pledged Debt Securities will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. The Treasury Portfolio will be substituted for the Pledged Debt Securities and the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be pledged to the Collateral Agent to secure the obligation of the Holders of Corporate Units to pay the Purchase Price for the Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. With respect to Separate Debt Securities upon a Successful Initial Remarketing, any proceeds of the Initial Remarketing in excess of the Remarketing Fee attributable to the Separate Debt Securities will be remitted to the Custodial Agent for payment to the holders of Separate Debt Securities. None of the Company, the Purchase Contract Agent, or any Holders of Corporate Units or holders of Separate Debt Securities whose Debt Securities or Separate Debt Securities are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

         Following the occurrence of a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Debt Securities, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein or in the Certificates to the Debt Securities shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio and any reference herein or in the Certificates to interest on the Debt Securities shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Debt Securities.

         If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Debt Securities and the Separate Debt Securities (if any) in the Initial Remarketing (other than to the Company) at a price not less than 100.50% of the sum of the Treasury Portfolio Purchase Price plus the Separate Debt Securities Purchase Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Initial Remarketing will be deemed to have failed (a "Failed Initial Remarketing"). Promptly following a Failed Initial Remarketing, the Remarketing Agent shall return the Pledged Debt Securities and the Separate Debt Securities (if any) subject to such Remarketing to the Collateral Agent or to the Custodial Agent, as the case may be.

                  (ii) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Debt Securities may elect to have their Separate Debt Securities remarketed under the Remarketing Agreement by delivering their Separate Debt Securities, along with a notice of such election, substantially in the form of Exhibit F to the Pledge Agreement, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Debt Securities remarketed in such Remarketing. The Custodial Agent shall hold Separate Debt Securities in an account separate from the Collateral Account in which the Pledged Debt Securities (as defined in the Pledge Agreement) shall be held. Holders of Separate Debt Securities electing to have their Separate Debt Securities remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G to the Pledge Agreement, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Debt Securities to such Holder. Promptly after 11:00 a.m. on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Debt Securities to be remarketed and will deliver to the Remarketing Agent for Remarketing all such Separate Debt Securities delivered to the Custodial Agent pursuant to Section 4.07 of the Pledge Agreement and not validly withdrawn prior to such date.

                  (iii) Not later than seven calendar days nor more than 15 calendar days prior to the applicable Remarketing Date, the Company shall request the Depositary or its nominee to notify the Beneficial Owners or Depositary Participants holding Units of the procedures to be followed in such Remarketing.

                  (iv) The Company agrees to use its best efforts to ensure that, if required by applicable law, a registration statement with regard to the full amount of the Debt Securities to be remarketed in the Initial Remarketing or the Final Remarketing, as the case may be, shall be effective with the Securities and Exchange Commission in a form that will enable the Remarketing Agent to rely on it in connection with such Remarketing.

                  (v) The Company shall cause a notice of a Failed Remarketing to be published (with a copy of such notice to be provided to the Purchase Contract Agent) on the second Business Day immediately following the applicable Remarketing Date, in a daily newspaper in the English language of general circulation in the City of New York, which is expected to be The Wall Street Journal.

               (b) (i) Unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to the Final Remarketing Date, if no Successful Remarketing has occurred prior to the Final Remarketing Date, each Holder shall have the right to satisfy such Holder's obligations under the Purchase Contract on the Purchase Contract Settlement Date in cash by notifying the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash ("Cash Settlement") prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. Promptly following 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent shall notify the Collateral Agent and the Indenture Trustee of the receipt of such notices from Holders intending to make a Cash Settlement.

                  (ii) A Holder of a Corporate Unit who has so notified the Purchase Contract Agent of its intention to effect a Cash Settlement shall pay the Purchase Price to the Collateral Agent for deposit in the Collateral Account prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments pursuant to written instructions received from the Company and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contracts in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

                  (iii) If a Holder of a Corporate Unit does not notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with Section 5.02(b)(ii) above, or does notify the Purchase Contract Agent in accordance with Section 5.02(b)(i) above but fails to make such payment as required by Section 5.02(b)(ii) above, such Holder shall be deemed to have consented to the disposition of the Pledged Debt Securities pursuant to the Final Remarketing as described in paragraph Section 5.02(c) below.

                  (iv) Promptly after 5:00 p.m. (New York City time) on the fourth Business Day preceding the Purchase Contract Settlement Date, the Collateral Agent, based on cash payments received by the Collateral Agent pursuant to Section 5.02(b)(ii) hereof, shall promptly notify the Purchase Contract Agent and the Indenture Trustee of the aggregate principal amount of Debt Securities to be tendered for purchase in the Remarketing in a notice pursuant to the terms of the Pledge Agreement.

               (c) (i) Unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to the Final Remarketing Date, if a Failed Initial Remarketing has occurred, the Debt Securities of such Holders of Corporate Units who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in Section 5.02(b)(i) above, or who have so notified the Purchase Contract Agent in accordance with
Section 5.02(b)(i) above but have failed to make such payment as required by
Section 5.02(b)(ii) above, and the Separate Debt Securities of any holder who has elected for its Separate Debt Securities to be remarketed pursuant to
Section 5.02(a)(ii) will be remarketed by the Remarketing Agent (the "Final Remarketing") on the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Final Remarketing Date"). In order to facilitate the Final Remarketing, the Purchase Contract Agent, based on the notices specified in Section 5.02(b)(iv), and the Collateral Agent, based on the notices specified in Section 5.02(a)(ii), shall notify the Remarketing Agent, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Final Remarketing Date, of the aggregate principal amount of Pledged Debt Securities or aggregate principal amount of Separate Debt Securities that are to be remarketed pursuant to Section 5.02(a)(ii), as the case may be, to be remarketed. Concurrently, the Custodial Agent will present for remarketing the Separate Debt Securities to the Remarketing Agent.

                  (ii) Upon receipt of such notice from the Purchase Contract Agent and the Collateral Agent and the Separate Debt Securities (if any) from the Custodial Agent, as set forth in clause
         (i) above, the Remarketing Agent shall, on the Final Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) such Pledged Debt Securities and the Separate Debt Securities on such date at a price equal to approximately 100.50% of the aggregate principal amount of such Debt Securities and Separate Debt Securities being remarketed, as provided in the Remarketing Agreement. If the Remarketing Agent is able to remarket the Debt Securities and Separate Debt Securities at a price equal to or greater than 100.50% of the aggregate principal amount of the Debt Securities and Separate Debt Securities (if any) (a "Successful Final Remarketing"), the Collateral Agent shall, in accordance with the Pledge Agreement, cause the Securities Intermediary to transfer the Pledged Debt Securities upon confirmation of deposit by the Remarketing Agent of the proceeds of such Successful Remarketing in the Collateral Account. The Remarketing Agent may deduct as the remarketing fee (the "Final Remarketing Fee") an amount not exceeding ___ basis points (___%) of the aggregate principal amount of the remarketed Pledged Debt Securities and Separate Debt Securities (if any) in excess of the aggregate principal amount of the remarketed Debt Securities. The proceeds from the Remarketing remitted to the Collateral Agent shall be invested by the Collateral Agent in Permitted Investments, in accordance with the Pledge Agreement, and then applied to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price for the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Any proceeds in excess of those required to pay the Purchase Price and the Final Remarketing Fee will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. With respect to Separate Debt Securities upon a Successful Final Remarketing any proceeds of the Final Remarketing in excess of the Final

         Remarketing Fee attributable to the Separate Debt Securities will be remitted to the Custodial Agent for payment to the holders of Separate Debt Securities.

                  (iii) If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Debt Securities and Separate Debt Securities (if any) at a price not less than 100.50% of the aggregate principal amount of the Pledged Debt Securities and Separate Debt Securities to be remarketed in the Final Remarketing (other than to the Company) or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the remarketing will be deemed to have failed (a "Failed Final Remarketing"). Following a Failed Final Remarketing, as of the Purchase Contract Settlement Date, each Holder of any Pledged Debt Securities that are subject to a Failed Final Remarketing, and any Debt Securities that are a component of a Corporate Unit with respect to which the Holder has notified the Purchase Contract Agent of his intent to effect Cash Settlement and failed to deliver the Purchase Price pursuant to Section 5.02(e)(ii) shall be deemed to have exercised such Holder's Put Right with respect to such Debt Securities and to have authorized the Collateral Agent to pay, in the manner provided for in the Pledge Agreement, the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from a portion of the Proceeds of the Put Right in full satisfaction of such Holder's obligations under the related Purchase Contract; provided that if the Company shall fail to pay the Put Price when due, the Company shall be deemed to have netted such Holder's obligation to pay the Company the Purchase Price under the Purchase Contracts against the Company's obligation to pay the Put Price, in full satisfaction of such Holder's obligation under the Purchase Contracts.

               (d)(i) Unless a Holder of a Treasury Unit or a Corporate Unit (if the Treasury Portfolio has replaced the Debt Securities as a component of such Corporate Unit) effects an Early Settlement of the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in Section 5.07 or a Cash Merger Early Settlement of the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in Section 5.04(b), each Holder of a Treasury Unit or a Corporate Unit who intends to effect Cash Settlement of the underlying Purchase Contract shall so notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. Promptly following 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent shall notify the Collateral Agent of the receipt of such notices from such Holders intending to make a Cash Settlement. Holders of Treasury Units may make Cash Settlements only in integral multiples of ___ Corporate Units.

                  (ii) A Holder of a Treasury Unit or a Corporate Unit (if the Treasury Portfolio has replaced the Debt Security as a component of such Corporate Unit) who has so notified the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with Section 5.02(d)(i) above shall pay the Purchase Price to the Collateral Agent for deposit in the Collateral Account prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash so received shall be invested promptly by the Securities Intermediary in Permitted Investments pursuant to written instructions received from the Company and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Collateral Agent in respect of the investment earnings from the investment in such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

                  (iii) If a Holder of a Treasury Unit or Corporate Unit (if the Treasury Portfolio has replaced the Debt Security as a component of such Corporate Unit) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with Section 5.02(d)(i), or does notify the Purchase Contract Agent as provided in
         Section 5.02(d)(i) of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.02(d)(ii), then upon the maturity of the Pledged Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio held by the Securities Intermediary on or prior to the Business Day immediately preceding the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio received by the Collateral Agent shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price shall be remitted to the Company as payment of such Holder's obligation to pay such Purchase Price under the related Purchase Contracts without receiving any instructions from the Holder. In the event the sum of the Proceeds from the related Pledged Treasury Securities or appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio and the Proceeds from such Permitted Investments is in excess of the aggregate Purchase Price, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units or Corporate Units when received.

               (e)(i) Each Holder of a Corporate Unit who intends to effect a Cash Settlement of the underlying Purchase Contract following a Failed Final Remarketing shall so notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date. Promptly following 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent shall notify the Collateral Agent and the Indenture Trustee of the receipt of such notices from Holders intending to make a Cash Settlement.

                  (ii) A Holder of a Corporate Unit who has so notified the Purchase Contract Agent of its intention to effect a Cash Settlement shall pay the Purchase Price to the Collateral Agent for deposit in the Collateral Account prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash so received shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contracts in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

                  (iii) If a Holder of a Corporate Unit does not notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with Section 5.02(e)(i) above, or does notify the Purchase Contract Agent in accordance with Section 5.02(e)(i) above but fails to make such payment as required by Section 5.02(e)(ii) above, such Holder shall be deemed to have automatically exercised such Holder's Put Right following a Failed Final Remarketing as described in paragraph Section 5.02(c)(iii) above.

               (f) Promptly after 5:00 p.m. (New York City time) on the fourth Business Day preceding the Purchase Contract Settlement Date, the Collateral Agent, based on cash payments received by the Collateral Agent pursuant to Section 5.02(b)(ii) hereof, shall promptly notify the Purchase Contract Agent and the Indenture Trustee of the aggregate principal amount of Debt Securities to be tendered for purchase in the Remarketing in a notice pursuant to the terms of the Pledge Agreement.

               (g) Promptly after 5:00 p.m. (New York city time) on the Business Day preceding the Purchase Contract Settlement Date, the Collateral Agent, based on cash payments received by the Collateral Agent pursuant to Section 5.02(e)(ii) hereof, shall promptly notify the Purchase Contract Agent and the Indenture Trustee of the aggregate principal amount of Debt Securities pursuant to which a Put Right has been automatically exercised pursuant to Section 5.02(c)(iii) hereof.

               (h) Any distribution to Holders of any payments described above shall be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

               (i) Upon Cash Settlement of any Purchase Contract:

                  (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged Debt Securities, the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or the Pledged Treasury Securities, as the case may be, underlying the relevant Units to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable; and

                  (ii) subject to the receipt thereof, the Purchase Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such Debt Securities, or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or such Treasury Securities, as the case may be (or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Debt Securities, or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or such Treasury Securities, as the case may be, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state where such property is held).

               (j) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent satisfied by Early Settlement, Cash Merger Early Settlement or Cash Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders, and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

               (k) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Units unless the Company shall have received payment for the Common Stock to be purchased thereunder in the manner herein set forth.

         Section 5.03 Issuance of Shares of Common Stock. Unless a
Termination Event, an Early Settlement or a Cash Merger Early Settlement shall have occurred, subject to Section 5.04(b), on the Purchase Contract Settlement Date upon receipt of payment in full of the aggregate Purchase Price payable on all Outstanding Units, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder), together with cash in lieu of fractional shares as provided in Section 5.09 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered (but excluding any Depositary or nominee thereof), no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

         Section 5.04 Adjustment of Settlement Rate. (a) Adjustments for Dividends, Distributions, Stock Splits, Etc. (i) In case the Company shall pay or make a dividend or other distribution on Common Stock in Common Stock, the Settlement Rate in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

                           (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination; and

                           (B) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

               such increase to become effective immediately at the opening of business on the day following the date fixed for such determination.

                  For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (ii) In case the Company shall issue rights, options or warrants, other than pursuant to any dividend reinvestment plans or share purchase plans, to all holders of its Common Stock (that are not available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling such holders of the Common Stock, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date of such issuance, the Settlement Rate in effect at the close of business on the date of such announcement shall be increased by dividing such Settlement Rate by a fraction of which:

                           (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date of such announcement plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

                           (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date of such announcement plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the Business Day following the date of such announcement. The Company agrees that it shall notify the Purchase Contract Agent if any issuance of such rights, warrants or options is cancelled or not completed following the announcement thereof and the Settlement Rate shall thereupon be readjusted to the Settlement Rate in effect immediately prior to the date of such announcement.

                  For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not issue any such rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

                  (iii) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the close of business on the day preceding the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the close of business on the day preceding the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately at the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (iv) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including shares of capital stock, securities, cash and property but excluding any rights, warrants or options referred to in paragraph (ii) of this Section 5.04(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (i) of this Section 5.04(a)), the Settlement Rate in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such distribution shall be adjusted by dividing such rate by a fraction of which:

                           (A) the numerator shall be the Current Market Price per share of Common Stock on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

                           (B) the denominator shall be such Current Market Price per share of Common Stock,

               such adjustment to become effective at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (iv) is applicable, paragraph (ii) of this Section 5.04(a) shall not be applicable. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

                  (v) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.04(b) applies, as part of a distribution referred to in paragraph (iv) of this Section 5.04(a) or as a regular quarterly cash distribution) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions (other than regular quarterly cash distributions) to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution (the "Trailing 12 Month Period") and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section has been made and (II) the aggregate amount of any cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration (other than consideration payable in respect of any odd-lot tender offer) payable in respect of any tender or exchange offer by the Company or any of its subsidiaries and calculated as of the expiration of such tender or exchange offer for all or any portion of the Common Stock concluded within the Trailing 12 Month Period and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section has been made, exceeds [20]% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date, then, in such case, the Settlement Rate in effect at the close of business on such record date shall be adjusted by dividing such rate by a fraction of which:

                           (A) the numerator shall be the Current Market Price of Common Stock on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock; and

                           (B) the denominator shall be the Current Market Price of Common Stock,

               such increase to be effective at the opening of business on the day following the record date; provided, however, that in the event the portion of cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of a Unit shall have the right to receive upon settlement of the Units the amount of cash such Holder would have received had such Holder settled each Unit on the record date. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

                  (vi) If the Company or any subsidiary of the Company shall make a tender or exchange offer (other than any odd-lot tender offer) for all or any portion of the Common Stock and upon expiration of such tender or exchange offer (as amended upon the expiration thereof) the Company or its subsidiary shall be required to pay to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as herein defined) any consideration, then if the sum of (I) the fair market value of the aggregate consideration to be paid in such tender offer or exchange offer (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) plus (II) the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer), by the Company or any subsidiary of the Company for all or any portion of Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (vi) has been made, plus (III) the aggregate amount of any distributions (other than regular quarterly cash distributions) to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (v) has been made, exceeds [20]% of the product of the Current Market Price per share of Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, the Settlement Rate in effect at the close of business on the day of the Expiration Time shall be adjusted by dividing by a fraction:

                           (A) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (I), (II) and (III) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

                           (B) the denominator of which shall be equal to the product of (A) the Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), such adjustment to become effective at the opening of business on the date following the date of the Expiration Time.

                  (vii) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.04(b) applies) shall be deemed to involve:

                           (A) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (iv) of this Section); and

                           (B) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph
               (iii) of this Section).

                  (viii) The "Current Market Price" per share of Common Stock on any date of determination means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than thirty (30) Trading Days before and ending not later than the earlier of such date of determination and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (ix) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (x) The Company may, but shall not be required to, make such increases in the Settlement Rate, in addition to those required by this Section, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

               (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

                  (i)      In the event of:

                           (A) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

                           (B) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety;

                           (C) any statutory share exchange of the Company with another Person (other than in connection with a merger or acquisition); or

                           (D) any liquidation, dissolution or termination of the Company other than as a result of or after the occurrence of a Termination Event (any event described in clauses (A), (B), (C) and (D), a "Reorganization Event"), the Settlement Rate will be adjusted to provide that each Holder of Units will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event, assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or with which such statutory exchange of securities was effected or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this
               Section 5.04(b)(i) the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

               In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or termination of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Unit shall have the rights provided by this Section 5.04(b)(i). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
               5.04. The above provisions of this Section 5.04 shall similarly apply to successive Reorganization Events.

                  (ii) In the event of a consolidation or merger of the Company with or into another Person, or any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), in each case in which 30% or more of the total consideration paid to the Company's stockholders consists of cash or cash equivalents (a "Cash Merger"), then a Holder of a Unit may settle ("Cash Merger Early Settlement") its Purchase Contract, upon the conditions set forth below, at the Settlement Rate in effect immediately prior to the closing of the Cash Merger; provided that (A) the Cash Merger Early Settlement Date (as defined below) is no later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date and (B) no Cash Merger Early Settlement will be permitted pursuant to this Section 5.04(b)(ii) unless, at the time such Cash Merger Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Cash Merger Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use commercially reasonable efforts to (x) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (y) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Cash Merger Early Settlement.

         Within five Business Days of the completion of a Cash Merger, the Company shall provide written notice to Holders of Units of such completion of a Cash Merger, which shall specify the deadline for submitting the notice to settle early in cash pursuant to this Section 5.04(b)(ii), the date on which such Cash Merger Early Settlement shall occur (which date shall be 10 days after the date of such written notice by the Company, but which shall in no event be later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date) (the "Cash Merger Early Settlement Date"), the applicable Settlement Rate and the amount (per share of Common Stock) of cash, securities and other consideration receivable by the Holder upon settlement. In addition, if a Holder effects a Cash Merger Early Settlement of some or all of its Purchase Contracts, such Holder shall be entitled to receive, on the Cash Merger Early Settlement Date, the aggregate amount of any accrued and unpaid Contract Adjustment Payments since the immediately preceding Payment Date with respect to such Purchase Contracts. The Company shall pay such amount as a credit against the amount otherwise payable by the Holders to effect such Cash Merger Early Settlement.

         Corporate Units Holders and Treasury Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii) in integral multiples of __ Corporate Units or Treasury Units, as the case may be. If the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, Corporate Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii) in multiples of __ Corporate Units. Other than the provisions relating to timing of notice and settlement, which shall be as set forth above, the provisions of Section 5.01(a) shall apply with respect to a Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii).

         In order to exercise the right to effect Cash Merger Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, no later than 5:00 p.m. (New York City time) on the third Business Day immediately preceding the Cash Merger Early Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount equal to the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Cash Merger Early Settlement.

         If a Holder properly effects an effective Cash Merger Early Settlement in accordance with the provisions of this Section 5.04(b)(ii), the Company will deliver (or will cause the Collateral Agent to deliver) to the Holder on the Cash Merger Early Settlement Date:

                           (A) the kind and amount of securities, cash and other property receivable upon such Cash Merger by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Cash Merger (based on the Settlement Rate in effect at such time), assuming such Holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person to the extent such Cash Merger provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Cash Merger (provided that if the kind or amount of securities, cash and other property receivable upon such Cash Merger is not the same for each non-electing share, then for the purpose of this

               Section 5.04(b)(ii), the kind and amount of securities, cash and other property receivable upon such Cash Merger by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). For the avoidance of doubt, for the purposes of determining the Adjusted Applicable Market Value (in connection with determining the appropriate Settlement Rate to be applied in the foregoing sentence), the date of the closing of the Cash Merger shall be deemed to be the Purchase Contract Settlement Date;

                           (B)      the Debt Securities, the Applicable
               Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, related to the Purchase Contracts with respect to which the Holder is effecting a Cash Merger Early Settlement; and

                           (C) if so required under the Securities Act, a Prospectus as contemplated by this Section 5.04(b)(ii).

               (c) All calculations and determinations pursuant to this Section
5.04 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

               (d) The Corporate Units or the Treasury Units of the Holders who do not elect Cash Merger Early Settlement in accordance with the foregoing will continue to remain outstanding and be subject to settlement on the Purchase Contract Settlement Date in accordance with the terms hereof.

         Section 5.05 Notice of Adjustments and Certain Other Events. (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.04 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware):

                  (i) compute the adjusted Settlement Rate in accordance with Section 5.04 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                  (ii) provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

               (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall be fully authorized and protected in relying on any Officers' Certificate delivered pursuant to Section 5.05(a)(i) and any adjustment contained therein and the Purchase Contract Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

         Section 5.06 Termination Event; Notice. The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any accrued and unpaid Contract Adjustment Payments), if the Company shall have such obligation, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred.

         Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the Debt Securities, the Treasury Securities or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forming part of such Units, in accordance with the provisions of Section 4.04 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register.

         Section 5.07 Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.07, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("Early Settlement") at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that no Early Settlement will be permitted pursuant to this Section 5.07 unless, at the time such Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use commercially reasonable efforts to (i) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (ii) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Early Settlement.

               (b) In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, at any time prior to 5:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to the sum of:

                  (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                  (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

         Except as provided in the immediately preceding sentence, no payment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such

Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Units at or prior to 5:00 p.m. (New York City time) on a Business Day, such day shall be the "Early Settlement Date" with respect to such Units and if such requirements are first satisfied after 5:00 p.m. (New York City time) on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

         Upon the receipt of such Certificate and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then, in accordance with Section 4.06 of the Pledge Agreement, notify the Collateral Agent that (A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement have been satisfied.

         Holders of Treasury Units may only effect Early Settlement pursuant to this Section 5.07 in integral multiples of ___ Treasury Units. If the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, Corporate Units Holders may only effect Early Settlement pursuant to this
Section 5.07 in integral multiples of ___ Corporate Units.

         Upon Early Settlement of the Purchase Contracts, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any accrued and unpaid Contract Adjustment Payments) with respect to such Purchase Contracts shall immediately and automatically terminate.

               (c) Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, ____ shares of Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted pursuant to Section 5.04.

               (d) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause:

                  (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, together with payment in lieu of any fraction of a share, as provided in Section 5.09; and

                  (ii) the related Debt Securities or the Applicable Ownership Interests in the Treasury Portfolio, as applicable, in the case of Corporate Units, or the related Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee.

               (e) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Debt Securities, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units:

                  (i) transfer to the Holder the Debt Securities, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, forming a part of such Units,

                  (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement, together with payment in lieu of any fraction of a share, as provided in Section 5.09, and

                  (iii) if so required under the Securities Act, deliver a Prospectus for the shares of Common Stock issuable upon such Early Settlement as contemplated by Section 5.07(a).

               (f) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

               (g) A Holder of a Unit who effects Early Settlement may elect to have the Debt Securities no longer a part of a Corporate Unit remarketed in accordance with the provisions of Section 5.02.

         Section 5.08 Intentionally Omitted.

         Section 5.09 No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the percentage of such fractional share times the Applicable Market Value calculated as if the date of such settlement were the Purchase Contract Settlement Date. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.09 in a timely manner.

         Section 5.10 Charges and Taxes. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 5.11 Contract Adjustment Payments. (a) Subject to Section 5.11(d), the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase

Contract to the Person in whose name a Certificate is registered at the close of business on the Record Date relating to such Payment Date. The Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in the Borough of Manhattan, New York City maintained for that purpose. If the book-entry system for the Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent. If any date on which Contract Adjustment Payments are to be made is not a Business Day, then payment of the Contract Adjustment Payments payable on such date will be made on the next succeeding day that is a Business Day (and without any interest in respect of any such delay); provided that if such Business Day is in the next succeeding calendar year, then payment of the Contract Adjustment Payments will be made on the Business Day immediately preceding such Business Day. Contract Adjustment Payments payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The Contract Adjustment Payments will accrue from ________ __, _____.

               (b) Upon the occurrence of a Termination Event, the Company's obligation to pay future Contract Adjustment Payments (including any accrued Contract Adjustment Payments) shall cease.

               (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of Corporate Units) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments, which right was carried by the Purchase Contracts underlying such other Certificates.

               (d) In the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected on a date that is after any Record Date and prior to or on the next succeeding Payment Date, Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Cash Merger Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Unit is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, and the right to receive accrued and unpaid Contract Adjustment Payments as set forth in
Section 5.04(b)(ii), in the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected, Contract Adjustment Payments that would otherwise be payable after the Early Settlement or Cash Merger Early Settlement Date with respect to such Purchase Contract shall not be payable.

               (e) The Company's obligations with respect to Contract Adjustment Payments, if any, will be subordinated and junior in right of payment to the Company's obligations under any Senior Indebtedness.

               (f) In the event (x) of any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or (y) subject to the provisions of Section 5.11(h) below, that (i) a default shall have occurred and be continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness and such default shall have continued beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), or (ii) the maturity of any Senior Indebtedness shall have been accelerated because of a default in respect of such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), then:

                  (i) the holders of all Senior Indebtedness shall first be entitled to receive, in the case of clause (x) above, payment of all amounts due or to become due upon all Senior Indebtedness and, in the case of subclauses (i) and (ii) of clause (y) above, payment of all amounts due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Units are entitled to receive any Contract Adjustment Payments on the Purchase Contracts underlying the Units;

                  (ii) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holders of any of the Units would be entitled except for the provisions of Section 5.11(e) through (q), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of such Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made of such Contract Adjustment Payments to the Holders of such Units; and

                  (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be received by the Purchase Contract Agent or the Holders of any of the Units when such payment or distribution is prohibited pursuant to Section 5.11(e) through (q), such payment or distribution shall be paid over to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

               (g) For purposes of Sections 5.11(e) through (q), the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in Section 5.11(e) through (q) with respect to such Contract Adjustment Payments on the Units to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the indebtedness or guarantee of indebtedness, as the case may be, that constitutes Senior Indebtedness is assumed by the Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of each such holder adversely affected thereby, altered by such reorganization or readjustment.

               (h) Any failure by the Company to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of Section 5.11(e) through (q) shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (B) in the event a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

               (i) Subject to the irrevocable payment in full of all Senior Indebtedness, the Holders of the Units shall be subrogated (equally and ratably with the holders of all obligations of the Company which by their express terms are subordinated to Senior Indebtedness of the Company to the same extent as payment of the Contract Adjustment Payments in respect of the Purchase Contracts underlying the Units is subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all such Contract Adjustment Payments owing on the Units shall be paid in full, and as between the Company, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of Section 5.11(e) through (q) that otherwise would have been made to the Holders shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of Section 5.11(e) through
(q) are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

               (j) Nothing contained in Sections 5.11(e) through (q) or elsewhere in this Agreement or in the Units is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders such Contract Adjustment Payments on the Units as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Purchase Contract Agent or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under Section 5.11(e) through (q), of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

               (k) Upon payment or distribution of assets of the Company referred to in Section 5.11(e) through (q), the Purchase Contract Agent and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or Purchase Contract Agent or other Person making any payment or distribution, delivered to the Purchase Contract Agent or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to these Section 5.11(e) through (q).

               (l) The Purchase Contract Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Purchase Contract Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to Section 5.11(e) through (q), the Purchase Contract Agent may request such Person to furnish evidence to the reasonable satisfaction of the Purchase Contract Agent as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under
Section 5.11(e) through (q), and, if such evidence is not furnished, the Purchase Contract Agent may defer payment to such Person pending judicial determination as to the right of such Person to receive such payment.

               (m) Nothing contained in Sections 5.11(e) through (q) shall affect the obligations of the Company to make, or prevent the Company from making, payment of the Contract Adjustment Payments, except as otherwise provided in these Sections 5.11(e) through (q).

               (n) Each Holder of Units, by its acceptance thereof, authorizes and directs the Purchase Contract Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in Sections 5.11(e) through (q) and appoints the Purchase Contract Agent its attorney-in-fact, as the case may be, for any and all such purposes.

               (o) The Company shall give prompt written notice to the Purchase Contract Agent of any fact known to the Company that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent in respect of the Units pursuant to the provisions of this Section. Notwithstanding the provisions of Sections 5.11(e) through (q) or any other provisions of this Agreement, the Purchase Contract Agent shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent, or the taking of any other action by the Purchase Contract Agent, unless and until the Purchase Contract Agent shall have received written notice thereof mailed or delivered to the Purchase Contract Agent at its Corporate Trust Office from the Company, any Holder, or the holder or representative of any Senior Indebtedness; provided that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose, the Purchase Contract Agent shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Purchase Contract Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to or on or after such date.

               (p) The Purchase Contract Agent in its individual capacity shall be entitled to all the rights set forth in this Section with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Agreement shall deprive the Purchase Contract Agent of any of its rights as such holder.

               (q) No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

               (r) Nothing in this Section 5.11 shall apply to claims of, or payments to, the Purchase Contract Agent under or pursuant to Section 7.07.

               (s) With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Purchase Contract Agent shall be determined solely by the express provisions of this Agreement; (ii) the Purchase Contract Agent shall not be liable to any such holders if it shall, acting in good faith, mistakenly pay over or distribute to the Holders or to the Company or any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Section 5.11 or otherwise; (iii) no implied covenants or obligations shall be read into this Agreement against the Purchase Contract Agent; and (iv) the Purchase Contract Agent shall not be deemed to be a fiduciary as to such holders.

                                   ARTICLE VI

                                    REMEDIES

         Section 6.01 Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Shares of Common Stock. Each Holder of a Unit shall have the right, which is absolute and unconditional, (i) subject to
Article V, to receive each Contract Adjustment Payment with respect to the Purchase Contract comprising part of such Unit on the respective Payment Date for such Unit and (ii) except upon and following a Termination Event, to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive Contract Adjustment Payments and the right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

         Section 6.02 Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

         Section 6.03 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.04 Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right upon a default or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

         Section 6.05 Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of interest on any Debt Securities or Contract Adjustment Payments on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Unit held by such Holder.

         Section 6.06 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                           THE PURCHASE CONTRACT AGENT

         Section 7.01 Certain Duties and Responsibilities. (a) The Purchase Contract Agent:

                  (i) undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement, the Pledge Agreement and the Remarketing Agreement and no implied covenants or obligations shall be read into this Agreement, the Pledge Agreement or the Remarketing Agreement against the Purchase Contract Agent; and

                  (ii) in the absence of bad faith or negligence on its part, may, with respect to the Units, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement or the Remarketing Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement, the Pledge Agreement or the Remarketing Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated herein.)

               (b) No provision of this Agreement, the Pledge Agreement or the Remarketing Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this Subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Purchase Contract Agent was negligent in ascertaining the pertinent facts; and

                  (iii) no provision of this Agreement or the Pledge Agreement or the Remarketing Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (c) Whether or not therein expressly so provided, every provision of this Agreement, the Pledge Agreement and the Remarketing Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

               (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement and the Remarketing Agreement in its capacity as Purchase Contract Agent. The Purchase Contract Agent shall be entitled to all the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Purchase Contract Agent under, or actions taken by the Purchase Contract Agent pursuant to, such Pledge Agreement.

               (e) In case a default has occurred (that has not been cured or waived), and is actually known by a Responsible Officer of the Purchase Contract Agent, the Purchase Contract Agent shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         Section 7.02 Notice of Default. Within [30] days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived.

         Section 7.03 Certain Rights of Purchase Contract Agent. Subject to the provisions of Section 7.01:

               (a) the Purchase Contract Agent may, in the absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Agreement or the Pledge Agreement or the Remarketing Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder or thereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed in this Agreement) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company;

               (d) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company, personally or by agent or attorney;

               (f) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees or an Affiliate of the Purchase Contract Agent, and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee or an Affiliate of the Purchase Contract Agent, appointed with due care by it hereunder; provided that the appointment of agents pursuant to this paragraph (f) are subject to the prior written consent of the Company, which consent shall not be unreasonably withheld;

               (g) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (h) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in the absence of bad faith or negligence by it;

               (i) the Purchase Contract Agent shall not be deemed to have notice of any adjustment to the Settlement Rate, the occurrence of a Termination Event or any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement;

               (j) the Purchase Contract Agent may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

               (k) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder or under the Remarketing Agreement or the Pledge Agreement, and to each officer, director and employee of the Purchase Contract Agent and each agent, custodian and other Person employed, in any capacity whatsoever, by the Purchase Contract Agent to act hereunder and shall survive the resignation or removal of the Purchase Contract Agent and the termination of this Agreement; and

               (l) The Purchase Contract Agent shall not be required to initiate or conduct any litigation or collection proceedings hereunder and shall have no responsibilities with respect to any default hereunder except as expressly set forth herein.

         Section 7.04 Not Responsible for Recitals or Issuance of Units. The recitals contained herein, in the Pledge Agreement, the Remarketing Agreement and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy or validity. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge or the Collateral and shall have no responsibility for perfecting or maintaining the perfection of any security interest in the Collateral. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

         Section 7.05 May Hold Units. Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Units.

         Section 7.06 Money Held in Custody. Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the Purchase Contract Agent's other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or agreed in writing with the Company.

         Section 7.07 Compensation and Reimbursement. The Company agrees:

               (a) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder, under the Pledge Agreement and under the Remarketing Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

               (b) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement, the Pledge Agreement and the Remarketing Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel) in connection with the negotiation, preparation, execution and delivery and performance of this Agreement, the Pledge Agreement and the Remarketing Agreement and any modification, supplement or waiver of any of the terms thereof, except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

               (c) to indemnify and defend the Purchase Contract Agent and any predecessor Purchase Contract Agent (and each of its directors, officers, agents, and employees, collectively the "Indemnitees") for, and to hold each Indemnitee harmless against, any loss, claim, damage, fine, penalty, liability or expense (including reasonable fees and expenses of counsel) incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder and under the Pledge Agreement and the Remarketing Agreement, including the Indemnitee's reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of the Purchase Contract Agent's powers or duties hereunder or thereunder. The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.

         Section 7.08 Corporate Purchase Contract Agent Required; Eligibility. There shall at all times be a Purchase Contract Agent hereunder which shall be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a Person in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such Person publishes or files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published or filed. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.09 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of Section 7.10 and, unless waived by the Purchase Contract Agent, payment in full of all amounts due and owing to such Purchase Contract Agent hereunder.

               (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after such Act, the Purchase Contract Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (d) If at any time:

                  (i)      the Purchase Contract Agent fails to comply with
         Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months;

                  (ii) the Purchase Contract Agent shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (iii) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company by a Board Resolution may remove the Purchase Contract

         Agent, or (ii) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

               (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Security Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

               (g) If the Purchase Contract Agent has or shall acquire any "conflicting interest" within the meeting of Section 310(b) of the TIA, the Purchase Contract Agent and the Company shall in all respects comply with the provisions of Section 310(b) of the TIA.

         Section 7.10 Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

               (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

               (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

         Section 7.11 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract

Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

         Section 7.12 Preservation of Information; Communications to Holders.
(a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

               (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

         Section 7.13 No Obligations of Purchase Contract Agent. Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement, the Remarketing Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by its acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article V hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, directors, employees or agents be liable under this Agreement, the Pledge Agreement or the Remarketing Agreement to any third party for indirect, incidental, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent and regardless of the form of action.

         Section 7.14 Tax Compliance. (a) The Purchase Contract Agent, on its own behalf and on behalf of the Company, will comply with the Company's written instructions regarding the specific actions that must be taken in order to comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such written instructions shall include compliance, without limitation, with respect to the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

               (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a) hereof.

               (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

         Section 8.01 Supplemental Agreements without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

               (a) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

               (b) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

               (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

               (d) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.04(b); or

               (e) except as provided for in Section 5.04, cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

         Section 8.02 Supplemental Agreements with Consent of Holders. With the consent of the Holders of not less than a majority of the Outstanding Units voting together as one class, including, without limitation, the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

               (a) change any Payment Date;

               (b) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, unless such change is not adverse to the Holders, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

               (c) impair the Holder's right to institute suit for the enforcement of any Purchase Contract or any Contract Adjustment Payments;

               (d) reduce the number of shares of Common Stock or the amount of any other property to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock or any other property upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date or the right to Early Settlement or Cash Merger Early Settlement or otherwise adversely affect the Holder's rights under the Purchase Contract;

               (e) reduce any Contract Adjustment Payments or change any place where, or the coin or currency in which, any Contract Adjustment Payment is payable; or

               (f) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any modification or amendment to the provisions of this Agreement, the Purchase Contracts or the Pledge Agreement; provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (f) above.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 8.03 Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be provided, and (subject to Section 7.01) shall be fully authorized and protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties, privileges, protections, indemnities, liabilities or immunities under this Agreement, the Remarketing Agreement, the Pledge Agreement, or otherwise.

         Section 8.04 Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

         Section 8.05 Reference to Supplemental Agreements. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

                                   ARTICLE IX

                      MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 9.01 Covenant not to Consolidate, Merge, Convey, Transfer or Lease Property Except under Certain Conditions. The Company covenants that it will not consolidate with, convert into, or merge with and into, any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person, unless:

               (a) either the Company shall be the continuing Person, or the successor (if other than the Company) shall be a corporation, partnership, trust or limited liability company organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such Person shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) and the Remarketing Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such Person; and

               (b) the Company or such successor Person, as the case may be, shall not, immediately after such consolidation, conversion, merger, sale, assignment, transfer, lease or conveyance, be in default of payment obligations under the Purchase Contracts, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) or the Remarketing Agreement or in material default in the performance of any other covenants under any of the foregoing agreements.

         Section 9.02 Rights and Duties of Successor Person. In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor Person in accordance with
Section 9.01, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of PNM Resources, Inc. any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor Person, instead of the Company, and subject to all terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such successor Person thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

         In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

         Section 9.03 Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent. The Purchase Contract Agent, subject to Sections 7.01 and 7.03, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                    ARTICLE X

                                    COVENANTS

         Section 10.01 Performance under Purchase Contracts. The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

         Section 10.02 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, New York City an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement or Cash Merger Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or recreation of Corporate Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. The Company initially designates the Corporate Trust Office of the Purchase Contract Agent as such office of the Company. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

         Section 10.03 Company to Reserve Common Stock. The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

         Section 10.04 Covenants as to Common Stock. The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

         Section 10.05 Statements of Officers of the Company as to Default. The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December
31) ending after the date hereof, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 10.06 ERISA. Each Holder from time to time of the Units that is a Plan or who used assets of a Plan to purchase Units hereby represents that either (i) no portion of the assets used by such Holder to acquire the Corporate Units constitutes assets of the Plan or (ii) the purchase or holding of the Corporate Units by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4973 of the Code or similar violation under any applicable laws.

         Section 10.07 Tax Treatment. The Company covenants and agrees, for United States federal, state and local income and franchise tax purposes, to (i) treat a Holder's acquisition of the Corporate Units as the acquisition of the Debt Security and Purchase Contract constituting the Corporate Units and (ii) treat each Holder as the owner of the applicable interest in the Collateral Account, including the Debt Securities and Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities.

                                   ARTICLE XI

                               TRUST INDENTURE ACT

         Section 11.01 Trust Indenture Act; Application. (a) This Agreement is subject to the provisions of the TIA that are required or deemed to be part of this Agreement and shall, to the extent applicable, be governed by such provisions; and

                   (b) if and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the TIA, such imposed duties shall control.

         Section 11.02 List of Holders of Units. (a) The Company shall furnish or cause to be furnished to the Purchase Contract Agent (b) semi-annually, not later than _________ and ___________ in each year, commencing ________ __, _____, a list, in such form as the Purchase Contract Agent may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Purchase Contract Agent may request in writing, within 30 days after the receipt by the Company of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that, the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Purchase Contract Agent by the Company. The Purchase Contract Agent may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Purchase Contract Agent shall comply with its obligations under Section 311(a) of the TIA, subject to the provisions of
Section 311(b) and Section 312(b) of the TIA.

         Section 11.03 Reports by the Purchase Contract Agent. Not later than ___________ of each year, commencing ________ __, _____, the Purchase Contract Agent shall provide to the Holders such reports, if any, as are required by
Section 313(a) of the TIA in the form and in the manner provided by Section 313(a) of the TIA. Such reports shall be as of the preceding ___________. The Purchase Contract Agent shall also comply with the requirements of Sections 313(b), (c) and (d) of the TIA.

         Section 11.04 Periodic Reports to the Purchase Contract Agent. The Company shall provide to the Purchase Contract Agent such documents, reports and information as required by Section 314(a) (if any) and the compliance certificate required by Section 314(a) of the TIA in the form, in the manner and at the times required by Section 314(a) of the TIA.

         Section 11.05 Evidence of Compliance with Conditions Precedent. The Company shall provide to the Purchase Contract Agent such evidence of compliance with any conditions precedent provided for in this Agreement as and to the extent required by Section 314(c) of the TIA. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the TIA may be given in the form of a Company's Certificate. Any opinion required to be given pursuant to Section 314(c)(2) of the TIA may be given in the form of an Opinion of Counsel.

         Section 11.06 Defaults; Waiver. The Holders of a majority of the Outstanding Purchase Contracts voting together as one class may, by vote or consent, on behalf of all of the Holders, waive any past Default and its consequences, except a Default:

               in the payment on any Security, or

               in respect of a provision hereof which under Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Unit affected.

         Upon such waiver, any such Default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 11.07 Purchase Contract Agent's Knowledge of Defaults. The Purchase Contract Agent shall not be deemed to have knowledge of any Default unless a Responsible Officer shall have obtained written notice of such Default.

         Section 11.08 Direction of Purchase Contract Agent. Sections 316(a)(1)(A) of the TIA is hereby expressly excluded from this Agreement, as permitted by the TIA.

                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      PNM RESOURCES, INC.

                                      By: _____________________________________
                                          Name:
                                          Title:

                                      JPMORGAN CHASE BANK, as Purchase Contract
                                          Agent

                                      By: ______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                  (FORM OF FACE OF CORPORATE UNIT CERTIFICATE)

         For inclusion in Global Certificates only -

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____                                                               CUSIP No.

Number of Corporate Units:______________

                               PNM RESOURCES, INC.
                                 Corporate Units

         This Corporate Units Certificate certifies that [Cede & Co.][_________] is the registered Holder of the number of Corporate Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Corporate Unit consists of (i) either (a) the beneficial ownership by the Holder of $______ principal amount of Debt Securities due ________ __, _____ (the "Debt Security") of PNM Resources, Inc., a New Mexico corporation (the "Company"), subject to the Pledge of such Debt Security by such Holder pursuant to the Pledge Agreement, or (b) upon the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date or a Successful Remarketing of the Debt Securities prior to the Final Remarketing Date, the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, subject to the pledge of such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and
(ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of each Corporate Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Corporate Unit.

         The Pledge Agreement provides that all payments of the principal amount with respect to any of the Pledged Debt Securities (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, or interest or distributions on any Pledged Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of the Corporate Units received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of (A) interest on Pledged Debt Securities or distributions with respect to the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, and (B) any payments of the principal amount of any Debt Securities or with respect to the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments with respect to the principal amount of the Debt Securities or with respect to the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate Units of which such Pledged Debt Securities or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Corporate Units. Interest on the Debt Securities and distributions on the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, forming part of a Corporate Units evidenced hereby, which are payable quarterly in arrears on _______ of each year, commencing ________ __, _____ (a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent from the Securities Intermediary, be paid to the Person in whose name this Corporate Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on ________ __, _____ (the "Purchase Contract Settlement Date"), at a price equal to $_____ (the "Stated Amount"), a number of newly issued shares of common stock, no par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to any Pledged Debt Securities pursuant to the Remarketing or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

         Each Purchase Contract evidenced hereby obligates the Holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Corporate Units as an acquisition of the Debt Security and Purchase Contract constituting the Corporate Units, (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Debt Securities and the Applicable Ownership Interests in the Treasury Portfolio, and (iii) treat each Debt Security as indebtedness of the Company.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to ____ per year of the Stated Amount from ________ __, _____ or from the most recent Payment Date to which such Contract Adjustment Payments have been paid or duly provided for. Such Contract Adjustment Payments shall be payable to the Person in whose name this Corporate Units Certificate is registered at the close of business on the Record Date for such Payment Date.

         Interest on the Debt Securities and distributions on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) and the Contract Adjustment Payments will be payable at the office of the Company in New York City or the Corporate Trust Office of the Purchase Contract Agent. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                                       PNM RESOURCES, INC.

                                       By: ________________________________
                                           Name:
                                           Title:

                                       HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                       By: JPMORGAN CHASE BANK, not individually
                                           but solely as Attorney-in-Fact of
                                           such Holder

                                       By: ________________________________
                                           Name:
                                           Title:

DATED: _______________

                          CERTIFICATE OF AUTHENTICATION
                           OF PURCHASE CONTRACT AGENT

         This is one of the Corporate Unit Certificates referred to in the within mentioned Purchase Contract Agreement.

                                       By: JPMORGAN CHASE BANK,
                                             as Purchase Contract Agent

                                       By: ________________________________
                                           Name:
                                           Title:

DATED:________________

                 (FORM OF REVERSE OF CORPORATE UNIT CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ________ __, _____ (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $____ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Purchase Contract;

                  (2) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $_____ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value; and

                  (3) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ____ shares of Common Stock per Purchase Contract; in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date subject to adjustments set forth under Section 5.04 of the Purchase Contract Agreement.

         The "Adjusted Applicable Market Value" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv),
(v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value, and (ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi),
(vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value multiplied by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement and the denominator of which shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii),
(iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

         The "Closing Price" per share of Common Stock on any date of determination means:

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which Common Stock is so listed;

                  (3) if Common Stock is not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by The Nasdaq Stock Market, Inc.;

                  (4) if Common Stock is not so reported, the last quoted bid price for Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Units Certificate may pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, an Early Settlement or, if applicable, a Cash Merger Early Settlement or from the proceeds of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or a Remarketing of the related Pledged Debt Securities. Unless the Treasury Portfolio has replaced the Debt Securities as a component of Corporate Units, a Holder of Corporate Units who (1) does not, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement, or who does so notify the Purchase Contract Agent but fails to make an effective Cash Settlement prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged Debt Securities held by the Collateral Agent in the Remarketing unless the Holder has previously made a Cash Merger Early Settlement. Unless the Treasury Portfolio has replaced the Debt Securities as a component of Corporate Unit, such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the Final Remarketing Date. If the Treasury Portfolio has replaced the Debt Securities as a component of Corporate Units, a Holder of Corporate Units who does not notify the Purchase Contract Agent, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date of its intention to effect a Cash Settlement shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds at maturity of the Applicable Ownership Interests (as defined in clause (i) of the definition of such term) in the Treasury Portfolio.

         As provided in the Purchase Contract Agreement, upon the occurrence of a Failed Final Remarketing, unless a Holder of a Pledged Debt Security has notified the Purchase Contract Agent of his intent to effect a Cash Settlement of the Purchase Contract and delivered the Purchase Price to the Collateral Agent pursuant to Section 5.02(e)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have exercised such Holder's Put Right and to have elected to pay the Purchase Price under the Purchase Contract out of a portion of the proceeds from the Put Right in full satisfaction of such Holder's obligations under the Purchase Contract. In the event of the Company's failure to pay the Put Price when due, the Company shall be deemed to have netted such Holder's obligation to pay the Company the Purchase Price under the Purchase Contracts against the Company's obligation to pay the Put Price, in full satisfaction of such Holder's obligation under the Purchase Contracts.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio forming a part of each Corporate Unit from the Pledge. A Corporate Unit shall thereafter represent the right to receive the Debt Security or the appropriate Applicable Ownership Interests in the Treasury Portfolio forming a part of such Corporate Units in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Under the terms of the Pledge Agreement and the Purchase Contract Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debt Securities, but only to the extent instructed in writing by the Holders. Upon receipt of notice of any meeting at which holders of Debt Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Debt Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Corporate Units Holders a notice:

                  (1) containing such information as is contained in the notice or solicitation;

                  (2) stating that each Corporate Units Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debt Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Debt Securities constituting a part of such Holder's Corporate Units; and

                  (3) stating the manner in which such instructions may be given.

         Upon the written request of the Corporate Units Holders on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Debt Securities, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Debt Security evidenced by such Corporate Unit. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote the Debt Securities. The Holders of Corporate Units shall have no voting or other rights in respect of Common Stock.

         Upon the occurrence of a Special Event Redemption, the Collateral Agent shall surrender the Pledged Debt Securities against delivery of an amount equal to the aggregate Redemption Price of the Pledged Debt Securities and shall deposit the funds in the Collateral Account in exchange for the Pledged Debt Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the aggregate Redemption Amount of such funds to purchase on behalf of the Holders of Corporate Units the Treasury Portfolio and promptly (a) transfer the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio to the Collateral Account to secure the obligations of each Holder of Corporate Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Corporate Units, (b) transfer the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio to the Purchase Contract Agent for the benefit of the Holders of such Corporate Units and (c) remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

         Upon the occurrence of a Successful Remarketing of Debt Securities prior to the Final Remarketing Date, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such proceeds of such Successful Remarketing to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

         Following the occurrence of (i) a Special Event Redemption prior to the Purchase Contract Settlement Date, or (ii) a Successful Remarketing of the Debt Securities prior to the Final Remarketing Date, the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interests in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Debt Securities, as the case may be, subject to the Pledge of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) as provided in the Pledge Agreement and any reference herein to the Debt Securities shall be deemed to be a reference to such Treasury Portfolio. The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for a Debt Security, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate Units remains in effect, such Corporate Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Units in respect of the Debt Securities and Purchase Contract constituting such Corporate Units may be transferred and exchanged only as a Corporate Unit.

         Unless the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, and subject to the conditions set forth in the Purchase Contract Agreement, the Holder of Corporate Units may substitute, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, for the Pledged Debt Securities securing such Holder's obligations under the related Purchase Contracts, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Debt Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, each Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Unit". A Holder may make such Collateral Substitution only in integral multiples of ___ Corporate Units for
___ Treasury Units.

         If the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio, but only in integral multiples of ________ Corporate Units. In such an event, the Holder shall transfer Treasury Securities to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Company in New York City or the Corporate Trust Office of the Purchase Contract Agent. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holder, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement. Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this

Certificate, the Holder of this Corporate Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to the sum of:

                  (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                  (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Debt Securities or Pledged Applicable Ownership Interests (as specified in clause (i) of the definition of such term) underlying such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate Unit as to which Early Settlement is effected equal to 1.2119 shares of Common Stock per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract Agreement.

         Upon the occurrence of a Cash Merger, a Holder of Corporate Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Corporate Units pursuant to the terms of Section 5.04(b)(ii) of the Purchase Contract Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Corporate Units, the Pledged Debt Securities or Pledged Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio underlying such Corporate Units shall be released from the Pledge as provided in the Pledge Agreement.

         Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code, or subject to other similar state or federal law providing for reorganization or liquidation, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, underlying this Corporate Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments with respect to the aggregate principal amount of the Pledged Debt Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

         Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of interest payable on the Debt Securities, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                            as tenants in common

UNIF GIFT MIN ACT:                  Custodian

                                    ____________________________________________
                                    (cust)

(minor)                             Under Uniform Gifts to Minors Act of

                                    ____________________________________________
                                                     (State)

TENANT:                             as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________
                 (Please insert Social Security or Taxpayer I.D.
                    or other Identifying Number of Assignee)
________________________________________________________________________________

________________________________________________________________________________
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing
________________________________________________________________________________

________________________________________________________________________________
attorney to transfer said Corporate Units Certificates on the books of PNM Resources, Inc., with full power of substitution in the premises.

Dated:______________                   ______________________________________
                                                      Signature

                                       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:                   ______________________________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:______________                          __________________________________
                                                           Signature

                                              __________________________________
                                                (if assigned to another person)

If shares are to be registered in the
name of and delivered to a Person other
than the Holder, please (i) print such
Person's name and address and (ii)
provide a guarantee of your signature:        REGISTERED HOLDER

               Please print name and address of Registered Holder:

_____________________________                 __________________________________
            Name                                             Name

_____________________________                 __________________________________

_____________________________                 __________________________________

_____________________________                 __________________________________
           Address                                         Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

__________________________
Signature

Signature Guarantee:______________________
(if assigned to another person)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

         The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect [Early Settlement][Cash Merger Early Settlement following a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such [Early Settlement][Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which [Early Settlement][Cash Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Debt Securities or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, deliverable upon such [Early Settlement][Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________                    _________________________________
                                                             Signature

Signature Guarantee:_______________________

         Number of Units evidenced hereby as to which [Early Settlement][Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

Dated:_____________________                    _________________________________
                                                             Signature

Signature Guarantee:                           _________________________________
                                                (if assigned to another person)

If shares of Common Stock or Corporate
Units Certificates are to be registered
in the name of and delivered to and
Pledged Debt Securities or the Applicable
Ownership Interests in the Treasury
Portfolio, as the case may be, are to be       REGISTERED HOLDER
transferred to a Person other than the
Holder, please print such Person's name
and address:

               Please print name and address of Registered Holder:

_____________________________               ____________________________________
           Name                                            Name

_____________________________               ____________________________________

_____________________________               ____________________________________

_____________________________               ____________________________________
          Address                                        Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

Signature__________________________

Signature Guarantee:______________________________
(if assigned to another person)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Transfer Instructions for Pledged Debt Securities or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement][Cash Merger Early Settlement] or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The initial number of Corporate Units of this Global Certificate is _________. The following increases or decreases in this Global Certificate have been made:

                                                     PRINCIPAL
                                                  AMOUNT OF THIS
                                                GLOBAL CERTIFICATE     PRINCIPAL AMOUNT OF THIS
   NUMBER OF        AMOUNT OF     AMOUNT OF      FOLLOWING SUCH          GLOBAL CERTIFICATE
CORPORATE UNITS      INCREASE     DECREASE          INCREASE           FOLLOWING SUCH DECREASE
---------------     ---------     ---------     ------------------     ------------------------

                                                                       EXHIBIT B

                   (FORM OF FACE OF TREASURY UNIT CERTIFICATE)

                   For inclusion in Global Certificate only -

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____                                                    CUSIP No.

Number of Treasury Units:______________

                               PNM RESOURCES, INC.
                                 Treasury Units

         This Treasury Units Certificate certifies that [Cede & Co.][_________] is the registered Holder of the number of Treasury Units set forth above [For inclusion in Global Certificates only - or such other number of Treasury Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Treasury Unit consists of (i) a ___ undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with PNM Resources, Inc., a New Mexico corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company, to sell, on ________ __, _____ (the "Purchase Contract Settlement Date"), at a price equal to $_____ (the "Stated Amount"), a number of newly issued shares of common stock, no par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Units of which such Purchase Contract is a part.

         Each Purchase Contract evidenced hereby obligates the Holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Treasury Units as an acquisition of the Treasury Securities and Purchase Contract constituting the Treasury Units, (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Treasury Securities and (iii) treat each Debt Security as indebtedness of the Company.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to ___% per year of the Stated Amount from ________ __, _____ or from the most recent Payment Date to which such Contract Adjustment Payments have been paid or duly provided for. Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the office of the Company in New York City or the Corporate Trust Office of the Purchase Contract Agent. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                                       PNM RESOURCES, INC.

                                       By:___________________________________
                                          Name:
                                          Title:

                                       HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                       By: JPMORGAN CHASE BANK, not individually
                                           but solely as Attorney-in-Fact of
                                           such Holder

                                       By:___________________________________
                                          Authorized Officer

DATED:____________________

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

         This is one of the Treasury Unit Certificates referred to in the within-mentioned Purchase Contract Agreement.

                                       Company Name

                                       By: JPMORGAN CHASE BANK, as Purchase
                                           Contract
                                           Agent

                                       By:___________________________________
                                                    Authorized Officer

DATED:____________________

                 (FORM OF REVERSE OF TREASURY UNIT CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ________ __, _____ (as may be supplemented from time to time, the "Purchase Contract Agreement") between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of newly issued shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

         (1) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $_____ (the "Threshold Appreciation Price"), _____ shares of Common Stock per Purchase Contract;

         (2) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $_____ (the "Reference Price"), the number of shares of Common Stock per Purchase Contact having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value; and

         (3) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, ___ shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date subject to adjustments set forth under Section 5.04 of the Purchase Contract Agreement.

         The "Adjusted Applicable Market Value" means (i) prior to any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv),
(v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value, and (ii) at the time of and after any adjustment of the Settlement Rate pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi),
(vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value multiplied by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement and the denominator of which shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii),
(iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

         The "Closing Price" per share of Common Stock on any date of determination means:

         (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

         (2) if Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which Common Stock is so listed;

         (3) if Common Stock is not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by The Nasdaq Stock Market, Inc.;

         (4) if Common Stock is not so reported, the last quoted bid price for Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

         (5) if such bid price is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Unit shall pay the Purchase Price for the shares of the Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement, an Early Settlement or, if applicable, a Cash Merger Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury Units who (1) does not on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement, or who does so notify the Purchase Contract Agent but fails to make an effective Cash Settlement prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement, or (3) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Cash Merger Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract Agreement.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury Unit. A Treasury Unit shall thereafter represent the right to receive the Proceeds of the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Debt Securities, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

         Unless the Treasury Portfolio has replaced the Debt Securities as a component of the Corporate Units and subject to the conditions set forth in the Purchase Contract Agreement, a Holder of Treasury Units may recreate, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, Corporate Units by delivering to the Securities Intermediary Debt Securities with an aggregate principal amount, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Units shall be referred to as a "Corporate Unit". Any such creation of Corporate Units may be effected only in multiples of __ Treasury Units for __ Corporate Units.

         If the Treasury Portfolio has replaced the Debt Securities as a component of the Treasury Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio, but only in integral multiples of ______ Treasury Units. In such an event, the Holder shall transfer Treasury Securities to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Company in New York City or the Corporate Trust Office of the Purchase Contract Agent. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this Certificate, the Holder of this Treasury Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to the sum of:

                  (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                  (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Securities underlying such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Unit as to which Early Settlement is effected equal to 1.2119 shares of Common Stock per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract Agreement.

         Upon the occurrence of a Cash Merger, a Holder of Treasury Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of Section 5.04(b)(ii) of the Purchase Contract Agreement. Upon Cash Merger Early Settlement of Purchase

Contracts by a Holder of the related Treasury Units, the Pledged Treasury Securities underlying such Treasury Units shall be released from the Pledge as provided in the Pledge Agreement.

         Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

         Prior to due presentment of this Certificate for registration or transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                             as tenants in common

UNIF GIFT MIN ACT:                   Custodian

                                     ___________________________________________
                                     (cust)

(minor)                              Under Uniform Gifts to Minors Act of

                                     ___________________________________________
                                                       (State)

TENANT:                              as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________
                 (Please insert Social Security or Taxpayer I.D.
                    or other Identifying Number of Assignee)
________________________________________________________________________________

________________________________________________________________________________
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing
________________________________________________________________________________

________________________________________________________________________________
attorney to transfer said Treasury Units Certificates on the books of PNM Resources, Inc., with full power of substitution in the premises.

Dated: ____________________            ______________________________________
                                                     Signature

                                       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:                   _________________________________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_________________                       _________________________________
                                                          Signature

Signature Guarantee                           _________________________________
                                               (if assigned to another person)

If shares are to be registered in the name
of and delivered to a Person other than
the Holder, please (i) print such Person's
name and address and (ii) provide
a guarantee of your signature:                REGISTERED HOLDER

               Please print name and address of Registered Holder:

_____________________________               ____________________________________
           Name                                            Name

_____________________________               ____________________________________

_____________________________               ____________________________________

_____________________________               ____________________________________
          Address                                        Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

_____________________________
Signature

Signature Guarantee:________________________
(if assigned to another person)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

         The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect [Early Settlement][Cash Merger Early Settlement upon a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect [Early Settlement][Cash Merger Early Settlement] may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such [Early Settlement][Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Cash Merger Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such [Early Settlement][Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_______________________                  ________________________________
                                                           Signature
Signature Guarantee:________________________

         Number of Units evidenced hereby as to which [Early Settlement][Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

Dated:_______________________                  ________________________________
                                                           Signature

Signature Guarantee:                           ________________________________
                                               (if assigned to another person)

If shares of Common Stock or Treasury
Units Certificates are to be registered
in the name of and delivered to and
Pledged Debt Securities or the Applicable
Ownership Interests in the Treasury
Portfolio, as the case may be, are to be       REGISTERED HOLDER
transferred to a Person other than the
Holder, please print such Person's name
and address:

               Please print name and address of Registered Holder:

_____________________________                 __________________________________
           Name                                             Name

_____________________________                 __________________________________

_____________________________                 __________________________________

_____________________________                 __________________________________
          Address                                       Address

________________________________________________________________________________

         Social Security or other Taxpayer Identification Number, if any

Signature_____________________

Signature Guarantee:________________________
(if assigned to another person)

Transfer Instructions for Pledged Debt Securities or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement][Cash Merger Early Settlement] or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The initial number of Treasury Units of this Global Certificate is 0.

         The following increases or decreases in this Global Certificate have been made:

                                                      PRINCIPAL
                                                     AMOUNT OF THIS
                                                  GLOBAL CERTIFICATE      PRINCIPAL AMOUNT OF THIS
   NUMBER OF        AMOUNT OF      AMOUNT OF        FOLLOWING SUCH           GLOBAL CERTIFICATE
TREASURY UNITS       INCREASE      DECREASE           INCREASE            FOLLOWING SUCH DECREASE
--------------      ---------      ---------      ------------------      ------------------------

                                                                       EXHIBIT C

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services
Telecopy: 212-623-6167

         Re:  [________ Corporate Units][_______ Treasury Units] of
              PNM Resources, Inc., a New Mexico corporation (the "Company")
              _____________________________________________________________

         The undersigned Holder hereby notifies you that it has delivered to JPMorgan Chase Bank, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate principal amount of [Debt Securities][Treasury Securities] in exchange for the [Pledged Debt Securities][Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of ________ __, _____ (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), between you, the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees and expenses relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Debt Securities][Pledged Treasury Securities] related to such [Corporate Units][Treasury Units].

Dated:__________________                            ___________________________
                                                              Signature

Signature Guarantee                                 ___________________________

               Please print name and address of Registered Holder:

_____________________________                 __________________________________
           Name                                             Name

_____________________________                 __________________________________

_____________________________                 __________________________________

_____________________________                 __________________________________
          Address                                       Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

                                                                       EXHIBIT D

                 NOTICE FROM PURCHASE CONTRACT AGENT TO HOLDERS

         (Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]

_______________________________

_______________________________

_______________________________

Attention: _______________

Telecopy: _____________

         Re:  [__________ Corporate Units][______ Treasury Units] of
             PNM Resources, Inc., a New Mexico corporation (the "Company")
             _____________________________________________________________

         Please refer to the Purchase Contract Agreement, dated as of ________ __, _____ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units and [Applicable Ownership Interests (as specified in clause (i) of the definition of such term) and] Treasury Units from time to time.

         We hereby notify you that a Termination Event has occurred and that [the Debt Securities][Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio][the Treasury Securities] compromising a portion of your ownership interest in _____ [Corporate Units][Treasury Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Debt Securities][Treasury Securities] (the "Released Securities").

         Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units][Treasury Units] effected through book-entry or by delivery to us of your [Corporate Units Certificate][Treasury Units Certificate], we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate Units][Treasury Units] are transferred or your [Corporate Units Certificate][Treasury Units Certificate] is surrendered or satisfactory evidence is provided that such [Corporate Units Certificate][Treasury Units Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

DATED: _________________                    By: JPMORGAN CHASE BANK, as Purchase
                                                Contract Agent

                                            By:_________________________________
                                               Title: Authorized Signatory

                                                                       EXHIBIT E

                        NOTICE TO SETTLE BY SEPARATE CASH

JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services
Telecopy: 212-623-6167

         Re:  [_______ Corporate Units][Treasury Units] of
              PNM Resources, Inc., a New Mexico corporation (the "Company")
              _____________________________________________________________

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02 of the Purchase Contract Agreement, dated as of ________ __, _____ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent, Attorney-in-Fact and Trustee for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, on or prior to or on 11:00 a.m. (New York City time) on the [fourth] Business Day immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company with respect to _____ Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders' election to make such Cash Settlement with respect to the Purchase Contracts related to such Holder's [Corporate Units][Treasury Units].

Dated:_____________________                          __________________________
                                                              Signature

Signature Guarantee                                  __________________________

Please print name and address of Registered Holder:

________________________________________________________

________________________________________________________

________________________________________________________

                                                                       EXHIBIT F

             NOTICE FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT

              (Settlement of Purchase Contract through Remarketing)

JPMorgan Chase Bank
The Collateral Agent
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services
Telecopy: 212-623-6167

         Re:   ______ Corporate Units of PNM Resources, Inc.
               a New Mexico corporation (the "Company")
               _____________________________________________

         Please refer to the Purchase Contract Agreement, dated as of ________ __, _____ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent, attorney-in-fact and trustee for the Holders of Corporate Units from time to time. In accordance with Section 5.02 of the Purchase Contract Agreement and, based on notices of [Early Settlements][Cash Settlements] received from Holders of Corporate Units as of 5:00 p.m. (New York City time), on the fifth Business Day immediately preceding the [Initial][Final] Remarketing Date, we hereby notify you that an aggregate principal amount of $______ Debt Securities are to be tendered for purchase in the Remarketing.

DATED:_________________________            By: JPMORGAN CHASE BANK, as Purchase
                                               Contract Agent

                                           By:__________________________________
                                              Title: Authorized Signatory

                                      F-1